                                                  File No. 2-99356
                                                  Rule 497(e)


MUNICIPAL MONEY FUND seeks maximum current income exempt from federal income tax. The Fund seeks to achieve its objective by investing all of its net investable assets in shares of SR&F Municipal Money Market Portfolio, a portfolio of SR&F Base Trust that has the same investment objective and substantially the same investment restrictions as the Fund. The Portfolio attempts to maintain relative stability of principal and liquidity by investing principally in a diversified portfolio of short-term Municipal Securities. (See Organization and Description of Shares--Special Considerations Regarding Master Fund/Feeder Fund Structure.)

INTERMEDIATE MUNICIPALS FUND seeks a high current yield exempt from federal income tax, consistent with the preservation of capital.
It invests primarily in a diversified portfolio of intermediate-term Municipal Securities.

MANAGED MUNICIPALS FUND seeks a high level of current income exempt from federal income tax, consistent with the preservation of capital. It invests primarily in a diversified portfolio of long-term Municipal Securities.

HIGH-YIELD MUNICIPALS FUND seeks a high current yield exempt from federal income tax. It invests principally in a diversified portfolio of long-term medium- or lower-quality Municipal
Securities, which may involve greater risk.  (See How the Funds
Invest--High-Yield Municipals.)


Each Fund is a "no-load" fund. There are no sales or redemption charges, and the Funds have no 12b-1 plans. The Funds are series of STEIN ROE MUNICIPAL TRUST and the Portfolio is a series of SR&F Base Trust. Each trust is a diversified open-end management investment company. This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.

Municipal Money Fund is a money market fund, and attempts to maintain its net asset value at $1.00 per share. SHARES OF THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

HIGH-YIELD MUNICIPALS MAY INVEST UP TO 100% OF ITS TOTAL NET
ASSETS IN LOWER-RATED MUNICIPAL BONDS, COMMONLY KNOWN AS "JUNK
BONDS."  THESE BONDS ARE SUBJECT TO A GREATER RISK WITH REGARD TO
PAYMENT OF INTEREST AND RETURN OF

PRINCIPAL THAN HIGHER-RATED BONDS.  INVESTORS SHOULD CAREFULLY
CONSIDER THE RISKS ASSOCIATED WITH JUNK BONDS BEFORE INVESTING.
(SEE RISKS AND INVESTMENT CONSIDERATIONS.


A Statement of Additional Information dated November 1, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to the Secretary at the address shown on the back cover or by calling 800-338-2550.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this prospectus is November 1, 1995.

TABLE OF CONTENTS

                                        Page
Summary..................................3
Fee Table ...............................6
Financial Highlights ....................9
The Funds ..............................14
How the Funds Invest....................15
   Municipal Money Fund.................15
   Intermediate Municipals .............16
   Managed Municipals ..................17
   High-Yield Municipals................17
Portfolio Investments and Strategies....19
Restrictions on the Funds' Investments..21
Risks and Investment Considerations ....22
How to Purchase Shares .................24
   By Check ............................25
   By Wire .............................25
   By Electronic Transfer ..............25
   By Exchange .........................26
   Purchase Price and Effective Date....26
   Conditions of Purchase ..............26
   Purchases Through Third Parties......26
How to Redeem Shares....................27
   By Written Request ..................27
   By Exchange .........................27
   Special Redemption Privileges .......28
   General Redemption Policies .........30
Shareholder Services ...................31
Net Asset Value ........................33
Distributions and Income Taxes..........34
Investment Return ......................36
Management of the Funds ................37
Organization and Description of Shares..39
Certificate of Authorization ...........44


SUMMARY
Stein Roe Municipal Money Market Fund ("Municipal Money Fund"),
Stein Roe Intermediate Municipals Fund ("Intermediate Municipals"), Stein Roe Managed Municipals Fund ("Managed Municipals"), and Stein Roe High-Yield Municipals Fund ("High-Yield Municipals") are series of Stein Roe Municipal Trust, an open-end diversified management investment company organized as a Massachusetts business trust.
Each Fund is a "no-load" fund. There are no sales or redemption charges. (See The Funds and Organization and Description of
Shares.)


INVESTMENT OBJECTIVES AND POLICIES. Each Fund seeks a high level of current income that is exempt from federal income tax by investing in various types of Municipal Securities. (See
Portfolio Investments and Strategies.)

MUNICIPAL MONEY FUND invests all of its net investable assets in SR&F Municipal Money Market Portfolio (the "Portfolio"). The Portfolio invests in a diversified portfolio of securities in accordance with an investment objective and investment policies identical to those of the Fund.

The Portfolio seeks current income exempt from federal income tax by investing principally in

"short-term" Municipal Securities.  In
pursuing that objective, the Portfolio attempts to maintain relative stability of principal and liquidity. Although there can be no assurance that either the Portfolio or the Fund will always be able to do so, each of them follows procedures that are intended to afford a reasonable expectation that its price per share will be stabilized at $1.00. The Portfolio invests primarily in Municipal Securities rated within the top two grades assigned by Moody's or S&P, except for certain types of issues which must carry the highest rating. The Portfolio may also invest in unrated securities that, in the opinion of the Board of Trustees, are at least equal in quality to the foregoing ratings. Prior to September 28, 1995, Municipal Money Fund invested directly in Municipal Securities.

INTERMEDIATE MUNICIPALS seeks a high current yield exempt from federal income tax, consistent with the preservation of capital, by investing primarily in "intermediate-term" Municipal Securities. At least 75% of the Fund's investments in Municipal Securities will be (i) rated at the time of purchase within the three highest ratings by Moody's or S&P (except that if the Fund relies on ratings by S&P for municipal notes, such notes must be within the two highest ratings); (ii) if unrated, of comparable quality as determined by the Adviser; or (iii) backed by the full faith and credit or guarantee of the U.S. Government.

MANAGED MUNICIPALS seeks a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing primarily in long-term Municipal Securities. At least 75% of the Fund's investments in Municipal Securities will be (i) rated at the time of purchase within the three highest ratings assigned by Moody's or S&P (except that if the Fund relies on ratings by S&P for municipal notes, such notes must be within the two highest ratings for such securities); or
(ii) backed by the full faith and credit or guarantee of the U.S.
Government.

HIGH-YIELD MUNICIPALS seeks a high current yield exempt from federal income tax by investing principally in long-term, medium- or lower-quality Municipal Securities. Medium-quality Municipal Securities are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service the obligations. Lower-quality Municipal Securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The Adviser attributes to medium- and lower-quality obligations the same general characteristics as do rating services. Because many issuers of medium- and lower-quality Municipal Securities choose not to have their obligations rated by a rating agency, many of the obligations in the Fund's portfolio may be unrated. The market for unrated securities is usually less broad than for rated obligations, which could adversely affect their marketability.

INVESTMENT RISKS. The risks inherent in each Fund and the Portfolio depend primarily upon the maturity and quality of the obligations in their respective portfolios, as well as on market conditions. Municipal Money Fund is designed for investors who seek little or no fluctuation in portfolio value. Intermediate Municipals is appropriate for investors who seek more tax-exempt income than is usually available from tax-exempt money funds and who can accept some fluctuation in portfolio value. Managed Municipals is appropriate for investors who seek higher tax-exempt income than normally provided by shorter-term tax-exempt securities and who can accept the greater portfolio fluctuation associated with long-term Municipal Securities. High-Yield Municipals is designed for investors who seek a high level of tax-exempt income and who can accept still greater fluctuation in portfolio value and other risks, such as increased credit risk, associated with medium- or lower-quality long-term Municipal Securities. See Risks and Investment Considerations for further information.

Each Fund and the Portfolio may invest in Municipal Securities the interest on which is subject to the alternative minimum tax. For a more detailed discussion of their investment objective and policies, please see How the Funds Invest. There is, of course, no assurance that a Fund or the Portfolio will achieve its investment objective.

PURCHASES. The minimum initial investment for each Fund is $2,500, and additional investments must be at least $100 (only $50 for purchases by electronic transfer). Shares may be purchased by check, by bank wire, by electronic transfer, or by exchange from another Stein Roe Fund. For more detailed information, see How to Purchase Shares.

REDEMPTIONS. For information on redeeming Fund shares, including the special redemption privileges, see How to Redeem Shares.

DISTRIBUTIONS. Dividends are declared each business day and are paid monthly. Dividends will be reinvested into your Fund account unless you elect to have them paid in cash, deposited by electronic transfer into your bank checking account, or invested into another Stein Roe Fund account. (See Distributions and Income Taxes and Shareholder Services.)

MANAGEMENT AND FEES. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to Intermediate Municipals, Managed Municipals, High-Yield Municipals, and the Portfolio. In addition, it provides administrative and bookkeeping and accounting services to each Fund and the Portfolio. For a description of the Adviser and the fees it receives for these services, see Management of the Funds.


If you have any additional questions about the Funds or the Portfolio, please feel free to discuss them with an account representative by calling 800-338-2550.


FEE TABLE


                                 Municipal                       High-
                                 Money    Intermediate  Managed  Yield
                                 Fund     Municipals  Municipals Municipals
                                 -------- ----------- ---------- ----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases  None      None         None      None
Sales Load Imposed on
 Reinvested Dividends            None      None         None      None
Deferred Sales Load              None      None         None      None
Redemption Fees                  None*     None         None      None
Exchange Fees                    None      None         None      None
ANNUAL FUND OPERATING EXPENSES
 (after expense reimbursements
 in the case of Municipal Money
 Fund and Intermediate
 Municipals; as a percentage
 of average net assets)
Management and Administrative
 Fees (after expense reimburse-
 ments in the case of Municipal
 Money Fund and Intermediate
 Municipals)                     0.42%     0.51%        0.52%     0.55%
12b-1 Fees                       None      None         None      None
Other Expenses                   0.28%     0.19%        0.22%     0.37%
                                 -----     -----        -----     -----
Total Fund Operating Expenses
 (after expense reimbursements
 in the case of Municipal Money
 Fund and Intermediate
 Municipals)                     0.70%     0.70%        0.74%     0.92%
                                 -----     -----        -----     -----
                                 -----     -----        -----     -----
____________________
*There is a $3.50 charge for wiring redemption proceeds to your bank.

EXAMPLES. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                         1 year    3 years    5 years    10 years
                         ------    -------    -------    --------
  Municipal Money Fund     $7       $22        $39         $87
  Intermediate Municipals   7        22         39          87
  Managed Municipals        8        24         41          92
  High-Yield Municipals     9        29         51         113

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The information in the table is based upon actual expenses incurred in the last fiscal year, except for Intermediate Municipals, which has been adjusted to reflect the expense limitation, and for Managed Municipals and High-Yield Municipals, which have been adjusted to reflect changes in the Funds' transfer agency services and fees. (Also see Management of the Funds--Fees and Expenses.)

On September 28, 1995, Municipal Money Fund began investing all of its net investable assets in the Portfolio and its management fee structure was changed. Since that date, the Fund pays the Adviser an administrative fee based on the Fund's average daily net assets and the Portfolio pays the Adviser a management fee based on the Portfolio's average daily net assets. The management and expenses of both Municipal Money Fund and the Portfolio are summarized in the Fee Table and are described under Management of the Funds.
The Fund will bear its proportionate share of Portfolio expenses. The trustees of the Trust have considered whether the annual operating expenses of Municipal Money Fund, including its proportionate share of the expenses of the Portfolio, would be more or less than if the Fund invested directly in the securities held by the Portfolio, and concluded that the Fund's expenses would not be greater in such case.


From time to time, the Adviser may voluntarily absorb certain expenses of a Fund. The Adviser has agreed to voluntarily absorb the expenses of each of Municipal Money Fund and Intermediate
Municipals to the extent that either Fund's expenses exceed .7 of 1% of its annual average net assets through October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice. This undertaking became effective on May 1, 1995 for Intermediate
Municipals. Any such absorption will temporarily lower a Fund's overall expense ratio and increase its overall return to investors. Absent such expense undertaking, Management and Administrative Fees and Total Fund
Operating Expenses would have been 0.50% and 0.78% for Municipal
Money Fund and 0.57 and 0.76% for Intermediate Municipals, respectively.

For purposes of the Examples above, the figures assume that the percentage amounts listed for the respective Funds under Annual Fund Operating Expenses remain the same during each of the periods; that all income dividends and capital gain distributions are reinvested in additional Fund shares; and that, for purposes of management fee breakpoints, if any, the Funds' respective net assets remain at the same levels as in the most recently completed fiscal year.

The figures in the Examples are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Examples and Fee Table is useful in reviewing the Funds' expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

FINANCIAL HIGHLIGHTS


The tables below reflect the results of operations of the Funds on a per-share basis for the periods shown. The tables for Municipal Money Fund and High-Yield Municipals and information for the periods beginning after December 31, 1987, for Managed Municipals and Intermediate Municipals have been audited by Ernst & Young LLP, independent auditors. All of the auditors' reports related to information for these periods were unqualified. These tables should be read in conjunction with the respective Fund's financial statements and notes thereto. The Funds' annual report, which may be obtained from the Trust without charge upon request, contains additional performance information.


MUNICIPAL MONEY FUND

                                                    Six
                                                    Months
                                                    Ended
                        Years Ended December 31,    June 30,                         Years Ended June 30,
                         1985     1986     1987      1988     1989       1990     1991       1992     1993       1994     1995
                        ------   ------   ------    ------   ------    -------   ------    ------    ------     ------    ------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $1.000   $1.000   $1.000    $1.000   $1.000     $1.000   $1.000     $1.000   $1.000     $1.000   $1.000
                        ------   ------   ------    ------   ------    -------   ------    ------    ------     ------    ------
Net investment income     .047     .041     .040      .021     .056       .054     .046       .032     .020       .019     .030
Distributions from net
 investment income       (.047)   (.041)   (.040)    (.021)   (.056)     (.054)   (.046)     (.032)   (.020)     (.019)   (.030)
                        ------   ------   ------    ------   ------    -------   ------    ------    ------     ------    ------
NET ASSET VALUE,
 END OF PERIOD          $1.000   $1.000   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000   $1.000
                        ------   ------   ------    ------   ------    -------   ------    ------    ------     ------    ------
                        ------   ------   ------    ------   ------    -------   ------    ------    ------     ------    ------
Ratio of expenses to
 average net assets (b)  0.60%    0.60%    0.69%    *0.67%     0.67%     0.67%     0.68%     0.70%     0.70%     0.70%    0.70%
Ratio of net investment
 income to average net
 assets (c)              4.74%    4.05%    4.08%    *4.25%     5.57%     5.40%     4.66%     3.19%     1.96%     1.88%    2.96%
Total return             4.82%    4.22%    4.11%    *4.29%     5.74%     5.52%     4.74%     3.25%     1.97%     1.90%    3.02%
Net assets, end of
period (000 omitted)  $152,277 $251,465 $306,971  $294,116  $254,261  $255,953  $237,403  $199,037  $195,887  $165,820 $146,704

       10-11
INTERMEDIATE MUNICIPALS

                                                       Six
                        Period        Years           Months
                        Ended         Ended            Ended
                        Dec. 31,    December 31,      June 30,                  Years Ended June 30,
                        1985 (a)    1986      1987     1988     1989    1990      1991      1992      1993      1994     1995
                        --------    -----    ------   ------   ------  ------   -------    ------    ------    ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $10.00    $10.14    $10.76   $10.37   $10.43  $10.50    $10.54    $10.73    $11.06    $11.57   $11.00
                        --------    -----    ------   ------   ------  ------   -------    ------    ------    ------   ------
Income from Investment
 Operations
Net investment income       .12       .58      .57      .29      .62      .63       .62       .57       .54       .53      .53
Net realized and
 unrealized gains (losses)
 on investments             .14       .62     (.38)     .06      .07      .07       .22       .50       .63      (.39)     .16
                        --------    -----    ------   ------   ------  ------   -------    ------    ------    ------   ------
Total from investment
 operations                 .26      1.20      .19      .35      .69      .70       .84      1.07      1.17       .14      .69
Distributions
Net investment income      (.12)     (.58)    (.57)    (.29)    (.62)    (.63)     (.62)     (.57)     (.54)     (.53)    (.53)
Net realized capital gains   --        --     (.01)      --       --     (.03)     (.03)     (.17)     (.12)     (.17)      --
In excess of realized
 gains                       --        --       --       --       --       --        --        --        --      (.01)      --
                        --------    -----    ------   ------   ------  ------   -------    ------    ------    ------   ------
Total distributions        (.12)     (.58)    (.58)    (.29)    (.62)    (.66)     (.65)     (.74)     (.66)     (.71)     (.53)
                        --------    -----    ------   ------   ------  ------   -------    ------    ------    ------   ------
NET ASSET VALUE,
END OF PERIOD            $10.14    $10.76   $10.37   $10.43   $10.50   $10.54    $10.73    $11.06    $11.57    $11.00    $11.16
                        --------    -----    ------   ------   ------  ------   -------    ------    ------    ------   ------
                        --------    -----    ------   ------   ------  ------   -------    ------    ------    ------   ------
Ratio of net expenses to
average net assets (b)   *0.80%     0.80%    0.80%   *0.80%    0.80%    0.80%     0.80%     0.79%     0.72%     0.71%     0.74%
Ratio of net investment
 income to average net
assets (c)               *5.82%     5.45%    5.47    *5.66%    5.96%    5.96%     5.79%     5.23%     4.79%     4.63%     4.94%
Portfolio turnover rate      0%       10%      49%    **22%      83%     141%       96%      109%       96%       55%       67%
Total return            **2.61%    12.09%    1.93%  **3.45%    6.85%    6.85%     8.18%    10.31%    10.92%     1.16%     6.59%
Net assets, end of
 period (000s omitted)  $22,973  $104,750  $96,143  $97,308  $91,304  $98,918  $118,651  $165,401  $245,441  $238,053  $212,489


MANAGED MUNICIPALS

                                                     Six
                                                     Months
                                                     Ended
                          Years Ended December 31,   June 30,                      Years Ended June 30,
                           1985    1986     1987      1988     1989      1990      1991      1992      1993      1994      1995
                          -----    -----    -----    -------   -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE,
 BEGINNING OF PERIOD      $7.89    $8.93    $9.22     $8.50    $8.61     $9.02     $8.71     $8.85     $9.11      $9.38    $8.70
                          -----    -----    -----    -------   -----     -----     -----     -----     -----     -----     -----
Income from Investment
 Operations
Net investment income       .68      .67      .61       .30      .61       .59       .56       .55       .52        .50      .51
Net realized and
 unrealized gains (losses)
 on investments            1.07     1.21     (.59)      .11      .44      (.06)      .19       .46       .42       (.51)     .09
                          -----    -----    -----    -------   -----     -----     -----     -----     -----     -----     -----
Total from investment
 operations                1.75     1.88      .02       .41     1.05       .53       .75      1.01       .94       (.01)     .60
Distributions
Net investment income      (.68)    (.67)    (.61)     (.30)    (.61)     (.59)     (.56)     (.55)     (.52)      (.50)    (.51)
Net realized capital gains (.03)    (.92)    (.13)       --     (.03)     (.25)     (.05)     (.20)     (.15)      (.11)      --
In excess of realized
 gains                       --       --       --        --        --       --         --       --         --      (.06)      --
                          -----    -----    -----    -------   -----     -----     -----     -----     -----     -----     -----
Total distributions        (.71)   (1.59)    (.74)     (.30)     (.64)    (.84)      (.61)    (.75)      (.67)     (.67)    (.51)
                          -----    -----    -----    -------   -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE,
 END OF PERIOD            $8.93    $9.22    $8.50     $8.61     $9.02    $8.71      $8.85     $9.11     $9.38     $8.70     $8.79
                          -----    -----    -----    -------   -----     -----     -----     -----     -----     -----     -----
                          -----    -----    -----    -------   -----     -----     -----     -----     -----     -----     -----
Ratio of expenses to
 average net assets       0.65%    0.65%    0.65%    *0.65%     0.65%    0.66%      0.66%     0.64%     0.64%     0.65%    0.65%
Ratio of net investment
 income to average net
 assets                   8.11%     7.04%   6.99%    *7.03%     7.00%    6.66%      6.39%     6.17%     5.65%     5.45%    5.85%
Portfolio turnover rate    113%       92%    113%     **28%      102%      95%       203%       94%       63%       36%      33%
Total return             23.00%    21.70%   0.39%   **4.90%    12.69%    6.15%      8.92%    11.95%    10.79%    (0.29%)   7.12%
Net assets, end of
 period (000 omitted)  $357,360 $523,947 $458,170  $467,595  $514,898  $584,081  $655,930  $725,472  $776,694  $687,252 $629,730

       12-13
HIGH-YIELD MUNICIPALS

                                                       Six
                                                       Months
                                                       Ended
                         Years Ended December 31,     June 30,                     Years Ended June 30,
                          1985     1986      1987      1988      1989      1990      1991     1992       1993      1994    1995
                        ------    ------    ------    ------    ------    ------    ------   ------    ------    -------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $10.02    $11.10    $12.06    $11.06    $11.37    $11.97    $11.78   $11.79     $11.83    $11.84   $11.06
                        ------    ------    ------    ------    ------    ------    ------   ------    ------    -------   ------
Income from Investment
 Operations
Net investment income      .94       .90       .87       .44       .88       .85       .82      .80        .71       .67      .66
Net realized and
 unrealized gains
 (losses) on investments  1.08      1.11      (.89)      .31       .63       .02       .17      .22        .18      (.54)     .25
                        ------    ------    ------    ------    ------    ------    ------   ------    ------    -------   ------
Total from investment
 operations               2.02      2.01      (.02)      .75      1.51       .87       .99     1.02        .89       .13      .91
Distributions
Net investment income     (.94)     (.90)     (.87)     (.44)     (.88)     (.85)     (.82)    (.80)      (.71)     (.67)    (.66)
Net realized capital
  gains                     --      (.15)     (.11)       --      (.03)     (.21)     (.16)    (.18)      (.17)     (.17)      --
In excess of realized
 gains                      --        --        --        --        --        --        --       --         --      (.07)      --
                        ------    ------    ------    ------    ------    ------    ------   ------    ------    -------   ------
Total distributions       (.94)    (1.05)     (.98)     (.44)     (.91)    (1.06)     (.98)    (.98)      (.88)     (.91)    (.66)
                        ------    ------    ------    ------    ------    ------    ------   ------    ------    -------   ------
NET ASSET VALUE,
 END OF PERIOD          $11.10    $12.06    $11.06    $11.37    $11.97    $11.78    $11.79    $11.83    $11.84    $11.06   $11.31
                        ------    ------    ------    ------    ------    ------    ------   ------    ------    -------   ------
                        ------    ------    ------    ------    ------    ------    ------   ------    ------    -------   ------
Ratio of net expenses
 to average net
 assets (b)              0.80%     0.76%     0.73%    *0.76%     0.73%     0.71%     0.71%     0.69%     0.73%     0.76%    0.86%
Ratio of net investment
 income to average net
 assets (c)              8.89%     7.77%     8.20%    *7.87%     7.54%     7.22%     7.00%     6.75%     6.04%     5.76%    5.98%
Portfolio turnover rate    46%       34%      110%     **53%      208%      261%      195%       88%       75%       36%      23%
Total return            20.96%    18.64%    (0.16%)  **6.89%    13.79%     7.59%     8.79%     9.01%     7.88%     0.95%    8.54%
Net assets, end of
 period (000 omitted)  $99,796  $225,883  $181,600  $201,274  $277,620  $310,582  $373,948  $410,613  $359,103  $308,181 $281,155

 *Annualized.
**Not annualized.
(a) Intermediate Municipals commenced operations on October 9,
1985 .
(b) If the Funds had paid all of their expenses and there had been no reimbursement of expenses by the Adviser, these ratios would have been: for Municipal Money Fund, 0.72%, 0.70% and 0.78% for the years ended December 31, 1985 and 1986, and June 30, 1995, respectively; for Intermediate Municipals, 2.38% for the period ended December 31, 1985, 0.94% and 0.83% for the years ended December 31, 1986 and 1987, respectively, 0.87% for the six months ended June 30, 1988, 0.82%, 0.81% and 0.81% for the years ended June 30, 1989 through 1991, respectively, and 0.76% for the year ended June 30, 1995; and for High-Yield Municipals, 0.81% for the year ended December 31, 1985.
(c) Computed giving effect to the Adviser's expense limitation undertaking.

THE FUNDS


The mutual funds offered by this prospectus are Stein Roe
Municipal Money Market Fund ("Municipal Money Fund"), Stein Roe Intermediate Municipals Fund ("Intermediate Municipals"), Stein Roe Managed Municipals Fund ("Managed Municipals"), and Stein Roe High-Yield Municipals Fund ("High-Yield Municipals") (collectively, the "Funds"). Each of the Funds is a no-load, diversified "mutual fund." Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping. The Funds do not impose commissions or charges when shares are purchased or redeemed.


The Funds are series of the Stein Roe Municipal Trust (the "Municipal Trust"), an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.


Stein Roe & Farnham Incorporated (the "Adviser") provides investment advisory, administrative, and accounting and recordkeeping services to the Funds and the Portfolio. The Adviser also manages several other no-load mutual funds with different investment objectives, including international funds, equity funds, taxable bond funds, and money market funds. To obtain prospectuses and other information on any of those mutual funds, please call 800-338-2550.


Rather than invest in securities directly, each Fund may seek to achieve its investment objective by converting to a "master fund/feeder fund" structure. Under that structure, the Fund and other mutual funds with the same investment objective would invest their assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. It is expected that any such investment company would be managed by the Adviser in substantially the same manner as the Fund. The only Fund operating under the Master Fund/Feeder Fund structure is Municipal Money Fund, which converted to the Master Fund/Feeder Fund structure on September 28, 1995. If another Fund were to convert to the Master Fund/Feeder Fund structure, shareholders of that Fund would be given at least 30 days' prior notice, although they would not be entitled to vote on the action.
Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. (See Organization and Description of Shares--Special Considerations Regarding Master Fund/Feeder Fund Structure.)

HOW THE FUNDS INVEST
Each Fund seeks a high level of current income that is exempt from federal income tax by investing in Municipal Securities (described under Portfolio Investments and Strategies below), consistent with specified maturity and quality standards that differ among the Funds. Each Fund will invest as described below and also may employ the investment techniques described elsewhere in this prospectus.

MUNICIPAL MONEY FUND. Municipal Money Fund seeks to achieve its objective by investing all of its assets in the Portfolio. The investment policies of the Portfolio and the Fund are identical.

The Portfolio seeks maximum current income exempt from federal income tax by investing principally in a diversified portfolio of "short-term" Municipal Securities. In pursuing that objective, the Portfolio attempts to maintain relative stability of principal and liquidity. Generally, "short-term" securities are those with remaining maturities of no more than thirteen months. Although there can be no assurance that it will always be able to do so, the Portfolio follows procedures that its Board of Trustees believes are reasonably designed to stabilize its price per share at $1.00. These procedures and the definition of "short-term" are described in detail in the Statement of Additional Information.

It is a fundamental policy /1/ that normally at least 80% of the Portfolio's investments will produce income that is exempt from federal income tax, except for periods that the Adviser believes require a defensive position /2/ for the protection of shareholders.

The Portfolio may invest in Municipal Securities that, at the time of purchase, are rated within the two highest ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's
Corporation ("S&P"), except that if it relies on ratings by Moody's for municipal commercial paper or

-----------------
/1/ A fundamental policy of a Fund or Portfolio may be changed only with the approval of a "majority of its outstanding voting securities" as defined in the Investment Company Act of 1940..
/2/ A defensive position is one that temporarily reduces a Fund's or Portfolio's exposure to anticipated adverse market changes.
-----------------
ratings by S&P for short-term municipal notes, such securities must carry the highest rating assigned by the respective rating service./3/ The Portfolio may also invest in unrated securities that, in the opinion of its Board of Trustees, are at least equal in quality to the foregoing ratings. The Portfolio also may invest in [i] securities backed by the full faith and credit of the U.S. Government or [ii] securities as to which payment of principal and interest is collateralized by an escrow of securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ["U.S. Government Securities"]. The policies described in the preceding three sentences (except for the portions in brackets) are fundamental policies. In accordance with SEC Rule 2a-7 under the Investment Company Act, each security in which the Portfolio invests will be U.S. dollar denominated and (i) rated (or be issued by an issuer that is rated with respect to its short-term debt) within the two highest rating categories for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") or, if rated by only one NRSRO, rated within the two highest rating categories by that NRSRO, or, if unrated, determined by or under the direction of the Board of Trustees of Base Trust to be of comparable quality, and
(ii) determined by or under the direction of the Board of Trustees of Base Trust to present minimal credit risks.

INTERMEDIATE MUNICIPALS. This Fund seeks a high current yield exempt from federal income tax, consistent with the preservation of capital, by investing primarily in a diversified portfolio of "intermediate-term" Municipal Securities. Normally, at least 65% of the Fund's assets will be invested in Municipal Securities with a maturity of ten years or less (including Municipal Securities with longer maturities, but under which the holder is entitled to receive, upon demand at a stated time within ten years, the entire principal and accrued interest). In addition, the Fund's portfolio is expected to have a dollar-weighted average maturity of between three and ten years.

It is a fundamental policy that normally at least 80% of the Fund's investments will produce income that is exempt from federal income tax, except during periods that the Adviser believes require a temporary defensive position for the protection of shareholders.
----------------------
/3/ For a description of Moody's and S&P ratings, see the Appendix to the Statement of Additional Information. All references to ratings apply to any ratings adopted in the future by a rating service that are determined by the Board of Trustees to be equivalent to current ratings.
------------------

At least 75% of the Fund's investments in Municipal Securities will be (i) rated at the time of purchase within the three highest ratings by Moody's or S&P (except that if the Fund relies on ratings by S&P for municipal notes, such notes must be within the two highest ratings); (ii) if unrated, of comparable quality as determined by the Adviser; or (iii) backed by the U.S. Government or by an agency or instrumentality of the U.S. Government or by U.S. Government Securities. The Fund may also invest up to 25% of its assets in other Municipal Securities without any minimum credit quality requirement, including those for which a limited market may exist, which normally involve greater risk of loss of principal or income and higher yield.

MANAGED MUNICIPALS. This Fund seeks a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in a diversified portfolio of Municipal Securities. The Fund invests primarily in long-term Municipal Securities (generally maturing in more than ten years) but may also invest in shorter-term securities as a temporary defensive move.

It is a fundamental policy that the Fund's assets will be invested so that at least 80% of its income will be exempt from federal income tax, except during periods in which the Adviser believes a temporary defensive position is advisable.

At least 75% of the Fund's investments in Municipal Securities will be (i) rated at the time of purchase within the three highest ratings assigned by Moody's or S&P (except that if the Fund relies on ratings by S&P for municipal notes, such notes must be within the two highest ratings for such securities); or (ii) backed by the U.S. Government, by an agency or instrumentality of the U.S. Government or by U.S. Government Securities. The Fund may also invest up to 25% of its assets in other Municipal Securities without any minimum credit quality requirement, including those for which a limited market may exist, which normally involve greater risk of loss of principal or income and higher yield.

HIGH-YIELD MUNICIPALS. This Fund seeks a high current yield exempt from federal income tax by investing primarily in a diversified portfolio of Municipal Securities. The Fund invests principally in long-term (generally maturing in more than ten years) medium- or lower-quality Municipal Securities bearing a high rate of interest income; possible capital appreciation is of secondary importance.

It is a fundamental policy that normally the Fund's assets will be invested so that at least 80% of its gross income will be derived from securities the interest on which is exempt from federal income tax in the opinion of counsel for the issuers of such securities, except during periods in which the Adviser believes a temporary defensive position is advisable.

Medium-quality Municipal Securities are obligations of issuers that the Adviser believes possess adequate, but not outstanding, capacities to service the obligations. Lower-quality Municipal Securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing. The Adviser attributes to medium- and lower-quality obligations the same general characteristics as do rating services. Because many issuers of medium- and lower-quality Municipal Securities choose not to have their obligations rated by a rating agency, many of the obligations in the Fund's portfolio may be unrated.

Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities.

Although the Fund invests principally in medium- or lower-quality
Municipal Securities, it may invest in Municipal Securities of higher quality when the Adviser believes it is appropriate to do so.

For the fiscal year ended June 30, 1995, the Fund's portfolio was invested, on average, as follows:

high-quality short-term instruments, 2.8%; AAA, 18.2%; AA, 12.7%; A, 27.0%; BBB, 21.3%; BB, 3.2%; and unrated, 14.8%. The ratings are based on a dollar-weighted average, computed monthly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of the Fund's portfolio.

PORTFOLIO INVESTMENTS AND STRATEGIES
MUNICIPAL SECURITIES. Municipal Securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular federal income tax. Except with respect to Municipal Money Fund and the Portfolio and subject to each Fund's investment policies described above, each Fund may invest in Municipal Securities rated with any credit rating below investment grade. Medium- and lower-quality Municipal Securities involve greater investment risk, as discussed above under How the Funds Invest--High-Yield Municipals.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Municipal Securities may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments.



Within the principal classifications of Municipal Securities, there are various types of instruments, including municipal bonds, municipal notes, municipal leases, custodial receipts, and participation certificates. Municipal notes include tax, revenue, and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal lease securities, and participation certificates therein, evidence certain types of interests in lease or installment purchase contract obligations of a municipal authority or other entity. Custodial receipts represent ownership in future interest or principal payments (or both) on certain Municipal Securities and are underwritten by securities dealers or banks. Some Municipal Securities may not be backed by the faith, credit, and taxing power of the issuer and may involve "non-appropriation" clauses, which provide that the municipal authority is not obligated to make lease or other contractual payments, unless specific annual appropriations are made by the municipality. Each Fund may invest more than 5% of its net assets in municipal bonds and notes, but does not expect to invest more than 5% of its net assets in the other Municipal Securities described in this paragraph. The Board is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that such leases will not be cancelled.


The Funds may also purchase Municipal Securities that are insured as to the timely payment of interest and principal. Such insured Municipal Securities may already be insured when purchased by a Fund or the Fund may purchase insurance in order to turn an uninsured Municipal Security into an insured Municipal Security.

Some Municipal Securities are backed by (i) the full faith and credit of the U.S. Government; (ii) agencies or instrumentalities of the U.S. Government; or (iii) U.S. Government Securities.

Except with respect to Municipal Securities with a demand feature acquired by Municipal Money Fund and the Portfolio (see the definition of "short-term" in the Statement of Additional Information), if, after purchase by a Fund, an issue of Municipal Securities ceases to meet the required rating standards, if any, the Fund is not required to sell such security, but the Adviser would consider such an event in deciding whether the Fund should retain the security in its portfolio. In the case of Municipal Securities with a demand feature acquired by Municipal Money Fund or the Portfolio, if the quality of such a security falls below the minimum level applicable at the time of acquisition, the Fund must dispose of the security, unless the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to retain the security.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Funds make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

STANDBY COMMITMENTS. To facilitate portfolio liquidity, each Fund may obtain standby commitments when it purchases Municipal
Securities. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period.

PARTICIPATION INTERESTS. Each Fund may also purchase participation interests or certificates of participation in all or part of specific holdings of Municipal Securities, including municipal lease obligations. Some participation interests, certificates of participation, and municipal lease obligations are illiquid and, as such, will be subject to the Funds' 10% limit on investments in illiquid securities.


FUTURES AND OPTIONS.  Intermediate Municipals, Managed
Municipals, and High-Yield Municipals each may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts and options on such futures contracts in order to provide additional revenue, or to hedge against changes in security prices or interest rates.
Each Fund may write a call or put option only if the option is covered. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit. Since there can be no assurance that a liquid market will exist when the Fund seeks to close out a position, these risks may become magnified.


RESTRICTIONS ON THE FUNDS' INVESTMENTS
For purposes of discussion under Restrictions on the Funds'
Investments and Risks and Investment Considerations, the term "the Fund" refers to Municipal Money Fund, Intermediate Municipals,
Managed Municipals, High-Yield Municipals, and the Portfolio.

No Fund will: (i) with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities; guarantees or letters of credit of a single guarantor may exceed this limit; see the Statement of Additional Information); or (ii) invest more than 25% of its total assets in securities of non-governmental issuers whose principal business activities are in the same industry. Notwithstanding these limitations, each Fund, but not the Portfolio, may invest all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. No Fund may borrow money or pledge or mortgage its assets except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time (including any reverse repurchase agreements) may not exceed 33 1/3% of its assets (at market value). No Fund may purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets. (See, however, Risks and Investment Considerations.) The restrictions described in this section are fundamental policies of the Funds. All of the investment restrictions are set forth in the Statement of Additional Information.

RISKS AND INVESTMENT CONSIDERATIONS
All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Although each Fund seeks to reduce risk by investing (directly or, in the case of Municipal Money Fund, through the Portfolio) in a diversified portfolio, this does not eliminate all risk. The risks inherent in each Fund depend primarily upon the maturity and quality of the obligations in which the Fund invests, as well as on market conditions. A decline in prevailing levels of interest rates generally increases the value of securities in which a Fund invests, while an increase in rates usually reduces the value of those securities.

Generally, high-quality, short-term obligations offer lower yields and less fluctuation in value than long-term, low-quality obligations. Consequently, Municipal Money Fund is designed for investors who seek little or no fluctuation in portfolio value. Intermediate Municipals is appropriate for investors who seek more tax-exempt income than is usually available from tax-exempt money funds and who can accept some fluctuation in portfolio value. Managed Municipals is appropriate for investors who seek higher tax-exempt income than normally provided by shorter-term tax-exempt securities and who can accept the greater portfolio fluctuation associated with long-term Municipal Securities. High-Yield Municipals is designed for investors who seek a high level of tax-exempt income and who can accept still greater fluctuation in portfolio value and other risks, such as increased credit risk, associated with medium- and lower-quality long-term Municipal Securities.

Although the Funds currently limit their investments in Municipal Securities to those the interest on which is exempt from the regular federal income tax, each Fund may invest up to 100% of its total assets in Municipal Securities the interest on which is subject to the federal alternative minimum tax. (See Distributions and Income Taxes.)

Each Fund's objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. There can be no assurance that a Fund will achieve its objective, nor can a Fund assure that payments of interest and principal on portfolio obligations will be made when due. In seeking to attain its objective, a Fund may sell securities without regard to the period of time they have been held. As a result, the turnover rate may vary from year to year. A high rate of portfolio turnover may result in increased transaction costs and the realization of capital gains or losses.

Each Fund may invest 25% or more of its assets in Municipal Securities that are related in such a way that an economic, business, or political development affecting one such security could also affect the other securities. For example, Municipal Securities the interest upon which is paid from revenues of similar-type projects, such as hospitals, utilities, or housing, would be so related. Each Fund may invest 25% or more of its assets in industrial development bonds (subject to the concentration restrictions described in this prospectus under Restrictions on the Funds' Investments and in the Statement of Additional Information). Assets of a Fund that are not invested in Municipal Securities may be held in cash or invested in short-term taxable investments. /4/
--------------------
/4/ The policy expressed in this sentence is a fundamental policy of Municipal Money Fund, the Portfolio, and Managed Municipals.
--------------------

HIGH-YIELD (HIGH-RISK) MUNICIPAL SECURITIES. High-Yield Municipals may purchase high-yield Municipal Securities, commonly referred to as "junk bonds," which are Municipal Securities rated lower than investment grade. Although high-yield Municipal Securities generally offer higher yields than investment grade Municipal Securities with comparable maturities, high-yield Municipal Securities involve greater risks and their total return and yield can be expected to fluctuate more than those of investment grade Municipal Securities. High-yield Municipal Securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments, and are also subject to the risks associated with substantial market-price volatility resulting from changes in interest rates and economic conditions, as well as the possibility of default or bankruptcy. A real or perceived economic downturn or higher interest rates could cause a decline in the price of high-yield Municipal Securities. Some additional risks include the possibility that the Fund's interest in a high-yield Municipal Security could be subordinated to the prior claims of other creditors, and the tax or other advantages of high-yield Municipal Securities could be limited or restricted by Congress. High-yield Municipal Securities are thinly traded and can be more difficult to sell and value accurately than high-quality Municipal Securities. Successful investment in high-yield Municipal Securities involves greater investment risk and is highly dependent on the Adviser's credit analysis. Because reliable objective pricing data may not be readily available, the Adviser's judgment may play a greater role in the valuation process. Intermediate Municipals and Managed Municipals may also invest in high-yield Municipal Securities, but at least 75% of the total assets in each Fund must be invested in investment grade Municipal Securities.

HOW TO PURCHASE SHARES
You may purchase shares of any of the Funds by check, by wire, by electronic transfer, or by exchange from your account with another
Stein Roe Fund. The initial purchase minimum per Fund account is $2,500; and the minimum for Uniform Gifts/Transfers to Minors Act ("UGMA") accounts is $1,000; and the minimum for accounts established under an automatic investment plan (i.e., Regular Investments, Dividend Purchase Option, or the Automatic Exchange
Plan) is $1,000 for regular accounts and $500 for UGMA accounts.
The initial purchase minimum is waived for shareholders who participate in the Stein Roe Counselor [service mark] or Stein Roe Counselor Preferred [service mark] Programs and for clients of the Adviser. Subsequent purchases must be at least $100, or at least $50 if you purchase by electronic transfer. (See Shareholder Services.)

BY CHECK. To make an initial purchase of shares of a Fund, please complete and sign the Application and mail it to P.O. Box 804058, Chicago, Illinois 60680, together with a check made payable to Stein Roe Funds.

You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered.

Each individual check submitted for purchase must be at least $100, and the Trust generally will not accept cash, drafts, third party checks, or checks drawn on banks outside of the United States. Should an order to purchase shares of a Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by that Fund.

BY WIRE. You may also pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Funds' custodian bank. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone the Trust to request an account number and furnish your social security or other tax identification number. Neither the Funds nor the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

State Street Bank and Trust Company
ABA Routing No. 011000028
Boston, Massachusetts
Attention:  Custody
Fund No. ____;  Stein Roe _______ Fund
Account of (exact name(s) in registration)
Shareholder Account No. _____

Fund Numbers:
7101--Managed Municipals
7110--Municipal Money Fund
7113--High-Yield Municipals
7114--Intermediate Municipals


BY ELECTRONIC TRANSFER. You may also make subsequent investments by an electronic transfer of funds from your bank checking account. Electronic transfer allows you to make purchases at your request ("Special Investments") by calling 800-338-2550 or at pre-scheduled intervals ("Regular Investments"). (See Shareholder Services.) Electronic transfer purchases are subject to a $50 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase shares of a Fund be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by that Fund.


BY EXCHANGE. You may purchase shares by exchange of shares from another Stein Roe Fund account either by phone (if the Telephone Exchange Privilege has been established on the account from which the exchange is being made), by mail, in person, or automatically at regular intervals (if you have elected Automatic Exchanges). Restrictions apply; please review the information under How to Redeem Shares--By Exchange.

PURCHASE PRICE AND EFFECTIVE DATE. Each purchase of a Fund's shares is made at that Fund's net asset value (see Net Asset
Value) next determined after receipt of payment as follows:

A purchase by check or wire transfer is made at the net asset value next determined after receipt by the Fund of the check or wire transfer of funds in payment of the purchase.

A purchase by electronic transfer is made at the net asset value next determined after the Fund receives the electronic transfer from your bank. A Special Electronic Transfer Investment order received by telephone on a business day before 2:00 p.m., Chicago time, is effective on the next business day. Shares begin earning dividends on the day following the day on which they are purchased.

CONDITIONS OF PURCHASE. Each purchase order for a Fund must be accepted by an authorized officer of Municipal Trust in Chicago and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares.
Municipal Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Fund's shareholders. Municipal Trust also reserves the right to waive or lower its investment minimums for any reason. The Trust does not issue certificates for shares.

PURCHASES THROUGH THIRD PARTIES. You may purchase (or redeem) shares through investment dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Municipal Trust. There are no charges or limitations imposed by the Trust (other than those described in this prospectus) if shares are purchased (or redeemed) directly from the Trust.

Some financial institutions which maintain nominee accounts with the Fund for their clients who are Fund shareholders charge an annual fee of up to 0.25% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by the Adviser.

HOW TO REDEEM SHARES
BY WRITTEN REQUEST. You may redeem all or a portion of your shares of a Fund by submitting a written request in "good order" to Municipal Trust at P.O. Box 804058, Chicago, Illinois 60680. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) the request must be in writing, indicate the number of shares or dollar amount to be redeemed, and identify the shareholder's account number;
(2) the request must be signed by the shareholder(s) exactly as the shares are registered;
(3) the request must be accompanied by any certificates for the shares, either properly endorsed for transfer, or accompanied by a stock assignment properly endorsed exactly as the shares are registered;
(4) the signatures on either the written redemption request or the certificates (or the accompanying stock power) must be guaranteed (a signature guarantee is not a notarization, but is a widely accepted way to protect you and the Funds by verifying your signature);
(5) corporations and associations must submit with each request a completed Certificate of Authorization included in this prospectus (or a form of resolution acceptable to the Trust);
and
(6) other supporting legal documents may be required from organizations, executors, administrators, trustees, or others acting on accounts not registered in their names.

BY EXCHANGE. You may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Stein Roe Fund offered for sale in your state if your signed, properly completed Application is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exercising the Exchange Privilege, you should obtain the prospectus for the Stein Roe Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Stein Roe Fund being purchased. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested in the Stein Roe Fund to which you exchange on the next business day. An exchange may be made by following the redemption procedure described above under By Written Request and indicating the Stein Roe Fund to be purchased, except that a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege and Automatic Exchanges.)

SPECIAL REDEMPTION PRIVILEGES. The Telephone Exchange Privilege and the Telephone Redemption by Check Privilege will be established automatically for you when you open your account unless you decline these Privileges on your Application. Other Privileges must be specifically elected. If you do not want the Telephone Exchange and Redemption Privileges, check the box(es) under the section "Telephone Redemption Options" when completing your Application. In addition, a signature guarantee may be required to establish a Privilege after you open your account. If you establish both the Telephone Redemption by Wire Privilege and the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same.

You may not use any of the Special Redemption Privileges if you hold certificates for any of your Fund shares. (See also General
Redemption Policies.)


Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange an amount of $50 or more from your account by calling 800-338-2550 or by sending a telegram; new accounts opened by exchange are subject to the $2,500 initial purchase minimum. Generally, you will be limited to four Telephone Exchange round-trips per year and the Funds may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of a Fund into another Stein Roe Fund, and then back to that Fund). Also, Municipal Trust's general redemption policies apply to redemptions of shares by Telephone Exchange. (See General Redemption Policies.)


Municipal Trust reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. The Trust believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, the Trust generally will not honor requests for Telephone Exchanges by shareholders identified by the Trust as "market-timers." Moreover, the Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate the Telephone Exchange Privilege in its entirety. Because such a step would be taken only if the Board of Trustees believes it would be in the best interests of the Funds, the Trust expects that it would provide shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Funds. If the Trust were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. (See How to Redeem Shares--By Exchange.) During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone.

Automatic Exchanges. You may use the Automatic Exchange Privilege to automatically redeem a fixed amount from your Fund account for investment in another Stein Roe Fund account on a regular basis.


Telephone Redemption by Check Privilege. You may use the Telephone Redemption by Check Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be sent by check to your registered address.

Telephone Redemption by Wire Privilege (Municipal Money Fund accounts only.) You may use this Privilege to redeem an amount of $1,000 or more from your account by calling 800-338-2550. The proceeds will be transmitted by wire to your account at a commercial bank previously designated by you that is a member of the Federal Reserve System. The fee for wiring proceeds (currently $3.50 per transaction) will be deducted from the amount wired.

Check-Writing Privilege (Municipal Money Fund accounts only). You may also redeem shares by writing special checks in the amounts of $50 or more. Your checks are drawn against a special checking account maintained with the custodian, and you will be subject to the custodian's procedures and rules relating to its checking accounts and to this Privilege.


Electronic Transfer Privilege. You may redeem shares by calling 800-338-2550 and requesting an electronic transfer ("Special Redemption") of the proceeds to a checking account previously designated by you at a bank that is a member of the Automated Clearing House or at scheduled intervals ("Automatic Redemptions"- -see Shareholder Services). Electronic transfers are subject to a $50 minimum and a $100,000 maximum. A Special Redemption request received by telephone after 2:00 p.m., Chicago time, is deemed received on the next business day.


GENERAL REDEMPTION POLICIES. You may not cancel or revoke your redemption order once instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Trust if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed Application before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See Net Asset Value.) Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.


The Trust will generally mail payment for shares redeemed within seven days after proper instructions are received. However, Municipal Money Fund normally intends to pay proceeds of a written redemption within two business days and proceeds of a Telephone Redemption paid by wire on the next business day. The Trust will not be responsible for the consequences of delays, including delays in the mail, banking, or Federal Reserve wire systems. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by federal funds wire through your bank.


The Trust reserves the right at any time without prior notice to suspend, limit, modify, or terminate any Privilege or its use in any manner by any person or class.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided under the Privileges, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone under any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege are genuine. Use of any Special Redemption Privilege or the Special Electronic Transfer Redemption Privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem.
In addition, callers are asked to identify the account number and registration, and may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests the shareholder to review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions.

Generally, you may not use the Exchange Privilege or any Special
Redemption Privilege to redeem shares purchased by check (other than certified or cashiers' checks) or electronic transfer until 15 days after their date of purchase.

The Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that his account is below the minimum and allowed 30 days to increase the account before the redemption is processed.

Shares in any account you maintain with a Fund or any of the other Stein Roe Funds may be redeemed to the extent necessary to reimburse any Stein Roe Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any Stein Roe Fund liability under the Internal Revenue Code provisions on backup withholding).

SHAREHOLDER SERVICES
REPORTING TO SHAREHOLDERS. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends, by cross-reinvestment of dividends from another Fund, or pursuant to an automatic investment plan will be confirmed to you quarterly. In addition, the Trust will send you semiannual and annual reports showing Fund portfolio holdings and will provide you annually with tax information.


FUNDS-ON-CALL [REGISTERED MARK] 24-HOUR INFORMATION SERVICE. To access the Stein Roe Funds-on-Call [registered mark] automated telephone service, just call 800-338-2550 on any touch-tone telephone and follow the recorded instructions. Funds-on-Call [registered mark] provides yields, prices, latest dividends, account balances, last transaction, and other information 24 hours a day, seven days a week.

FUNDS-ON-CALL [REGISTERED MARK] AUTOMATED TELEPHONE TRANSACTIONS. If you have established the Funds-on-Call [registered mark] transaction privilege (Funds-on-Call [registered mark] Application will be required), you may initiate Special Investments and Redemptions, Telephone Exchanges, and Telephone Redemptions by Check 24 hours a day, seven days a week by calling 800-338-2550 on a touch-tone telephone. These transactions are subject to the terms and conditions of the individual privileges. (See How to Purchase Shares and How to Redeem Shares.)


STEIN ROE COUNSELOR [SERVICE MARK] PROGRAM. The Adviser offers a Stein Roe Counselor [service mark] and a Stein Roe Counselor Preferred [service mark] program. The programs are designed to provide investment guidance in helping investors to select a portfolio of Stein Roe Mutual Funds. The Stein Roe Counselor Preferred [service mark] program, which automatically adjusts client portfolios, has a fee of up to 1% of assets.

RECORDKEEPING AND ADMINISTRATION SERVICES. If you oversee or administer investments for a group of investors, we offer a variety of services.


SPECIAL SERVICES. The following special services are available to shareholders. Please call 800-338-2550 or write the Trust for additional information and forms.


Dividend Purchase Option--to diversify your Fund investments by having distributions from one Fund account automatically invested in another Stein Roe Fund account. Before establishing this option, you should obtain and read carefully the prospectus of the Stein Roe Fund into which you wish to have your distributions invested. The account from which distributions are made must be of sufficient size that each distribution will usually be at least $25. The account into which distributions are to be invested may be opened with an initial investment of only $1,000.

Automatic Dividend Deposit (electronic transfer)--to have income dividends and capital gain distributions deposited directly into your bank checking account.

Telephone Redemption by Check Privilege ($1,000 minimum) and
Telephone Exchange Privilege ($50 minimum)--established automatically when you open your account unless you decline them on your Application. (See How to Redeem Shares-- Special Redemption Privileges.)


Telephone Redemption by Wire Privilege--to redeem shares from your account by phone and have the proceeds transmitted by wire to your checking account ($1,000 minimum). (This Privilege is available only for Municiapl Money Fund accounts.)


Check-Writing Privilege--to redeem shares by writing special checks against your Fund account ($50 minimum per check). (This
Privilege is available only for Municipal Money Fund accounts.)

Special Redemption Option (electronic transfer)--to redeem shares at any time and have the proceeds deposited directly to your bank checking account ($50 minimum; $100,000 maximum).

Regular Investments (electronic transfer)--to purchase Fund shares at regular intervals directly from your bank checking account ($50 minimum; $100,000 maximum).

Special Investments (electronic transfer)--to purchase Fund shares by telephone and pay for them by electronic transfer of funds from your checking account ($50 minimum; $100,000 maximum).

Automatic Exchange Plan--to automatically redeem a fixed dollar amount from your Fund account and invest it in another Stein Roe
Fund account on a regular basis ($50 minimum; $100,000 maximum).

Automatic Redemptions (electronic transfer)--to have a fixed dollar amount redeemed and sent at regular intervals directly to your bank checking account ($50 minimum; $100,000 maximum).

Systematic Withdrawals--to have a fixed dollar amount, declining balance, or fixed percentage of your account redeemed and sent at regular intervals by check to you or another payee.

NET ASSET VALUE
The purchase and redemption price of each Fund's shares is its net asset value per share. Each Fund and the Portfolio determines the net asset value of its shares as of the close of trading on the New York Stock Exchange (currently 3:00 p.m., Chicago time) by dividing the difference between the values of its assets and liabilities by the number of its shares outstanding. Municipal
Money Fund's shares of the Portfolio are valued at their net asset value.

Net asset value will not be determined on days when the Exchange is closed unless, in the judgment of the Board of Trustees, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

Securities held by Intermediate Municipals, Managed Municipals, or High-Yield Municipals are valued based on valuations provided by a pricing service. These valuations are reviewed by the Adviser.
If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation by a method that the Board of Municipal Trust believes will determine a fair value. The Board may approve the use of another pricing service and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes will determine a fair value.

Securities held by the Portfolio are valued at their amortized cost, which does not take into account unrealized gains or losses, in an attempt to maintain the net asset value of each of the Portfolio and Municipal Money Fund at $1.00 per share. The extent of any deviation between the net asset value based upon market quotations or equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees of the Base Trust. If such deviation were to exceed 1/2 of 1%, the Board would consider what action, if any, should be taken, including selling portfolio securities, increasing, reducing or suspending distributions, or redeeming shares in kind. Other assets and securities of the Portfolio for which this valuation method does not produce a fair value are valued at a fair value determined by its Board.

DISTRIBUTIONS AND INCOME TAXES
DISTRIBUTIONS. Income dividends are declared each business day, and are paid monthly and confirmed at least quarterly. For federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31 in that year. The Funds intend to distribute any undistributed net realized capital gains in the following year.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions either (1) paid by check; (2) deposited by electronic transfer into your bank checking account; (3) applied to purchase shares in your account with another Stein Roe Fund; or
(4) applied to purchase shares in a Stein Roe Fund account of another person. (See Shareholder Services.) Reinvestment normally occurs on the payable date. The Trust reserves the right to reinvest the proceeds and future distributions in additional Fund shares if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

INCOME TAXES. All of the Funds and the Portfolio currently limit their investments in Municipal Securities to those the interest on which they believe is exempt from the regular federal income tax ("exempt-interest dividends"). Each Fund and the Portfolio may invest up to 100% of its total assets in Municipal Securities the interest on which is subject to the alternative minimum tax. In addition, if a Fund or the Portfolio should ever invest in securities the interest on which is not exempt, dividends paid by it from such interest would be subject to federal income tax at ordinary rates.

The portion of the dividends you receive representing net short-term capital gain is taxable to you as ordinary income.
Distributions of net long-term capital gain are taxable to you as long-term capital gain regardless of the length of time you have held your Fund shares.

Promptly after the end of each calendar year, you will receive a statement of the federal income tax status of all dividends and capital gain distributions paid during the year. The portion of your dividends and distributions that are taxable will be taxable to you whether received in cash or reinvested in additional shares.

If you are receiving social security benefits, tax-exempt income, including exempt-interest dividends received from the Funds, will be added to your taxable income in determining whether a portion of your benefits will be subject to federal income tax. Interest on borrowings you incur to purchase or carry shares of a Fund is not deductible for federal income tax purposes. You may be subject to state and local taxes on distributions from the Funds, including those distributions that are exempt from federal income tax.

For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of the Trust.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.

BACKUP WITHHOLDING. If (a) you fail to (i) furnish your properly certified social security or other tax identification number or
(ii) certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income, or (b) the Internal Revenue Service informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold federal income tax ("backup withholding") from certain payments (including redemption proceeds) to you. These certifications are contained in the Application that you should complete and return when you open an account. The Funds must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. However, you may claim the amount withheld as a credit on your federal income tax return.

INVESTMENT RETURN
The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.


Because Municipal Money Fund strives to maintain a $1.00 per share value, its return is usually quoted either as a current seven-day yield, calculated by totaling the dividends on a Fund share for the previous seven days and restating that yield as an annual rate, or as an effective yield, calculated by adjusting the current yield to assume daily compounding. Municipal Money Fund's current and effective yields for the seven-day period ended September 29, 1995, were 3.47% and 3.53%, respectively. To obtain current yield information, you may call 800-338-2550 or write to the address shown on the back cover.

The value of the three other Funds will fluctuate. Therefore, the current yield of each of these Funds is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

Comparison of a Fund's yield or total return with those of alternative investments should consider differences between that Fund and the alternative investments, the periods and methods used in the calculation of the return being compared, and the impact of taxes on alternative investments. Except for Municipal Money Fund, yield figures are not based on actual dividends paid. Past performance is not necessarily indicative of future results.

MANAGEMENT OF THE FUNDS
TRUSTEES AND INVESTMENT ADVISEr. The Board of Trustees of Municipal Trust and the Board of Trustees of Base Trust have overall management responsibility for the Trust and the Funds and the Portfolio, respectively. See the Statement of Additional Information for the names of and other information about the trustees and officers. Since Municipal Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Municipal Money Fund and the Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolios of the Funds and the Portfolio and the business affairs of the Funds, the Portfolio, Municipal Trust and Base Trust, subject to the direction of the respective Boards.
The Adviser is registered as an investment adviser under the Investment Advisers Act. The Adviser was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

In approving the use of a single combined prospectus, the Boards considered the possibility that one Fund (or the Portfolio) might be liable for misstatements in the prospectus regarding information concerning another Fund (or the Portfolio).


PORTFOLIO MANAGERS. Veronica M. Wallace has been portfolio manager of the Portfolio since

September 1995. Ms. Wallace is a trader in taxable money market instruments for the Adviser and was formerly an account administrator for the Adviser's Investment Counsel division. She is assisted in Managing the Portfolio by Joanne Costopoulos.


M. Jane McCart has been portfolio manager of Managed Municipals since August 1991 and of High-Yield Municipals since February 1995. Prior to August 1991, she had been portfolio manager of Municipal Money Fund since its inception in 1983 and of Intermediate Municipals since its inception in 1985. Ms. McCart is a vice-president of the Trust and a senior vice president of the Adviser, and has been associated with the Adviser since 1983. From 1973 to 1983, she was with the National Bank of Detroit. She received her B.S.B.A. degree from Lawrence Technological University in 1973 and, as of June 30, 1995, was responsible for managing $909 million in mutual fund assets. Ms. McCart is assisted in managing the Funds by Ms. Costopoulos.

Joanne T. Costopoulos has been portfolio manager of Intermediate Municipals since August 1991 and is a vice-president of the Trust and of the Adviser. Responsible for managing $212 million in mutual fund assets as of June 30, 1995, she joined the Adviser in 1982. In her previous position as a head trader in the fixed-income area, she traded tax-exempt securities for both institutional and individual investment portfolios. She received her B.A. in business administration from Elmhurst College in 1985. Ms. Costopoulos is assisted in managing the Fund by Ms. McCart.

FEES AND EXPENSES. The Adviser receives a monthly investment advisory fee (for investment management and administrative services), computed and accrued daily based on the average net assets of each Fund other than Municipal Money Fund, at the following annual rates: Intermediate Municipals and High-Yield Municipals, .6 of 1% of the first $100 million of average net assets, .55 of 1% of the next $100 million, and .5 of 1% thereafter; and Managed Municipals, .6 of 1% of the first $100 million, .55 of 1% of the next $100 million, .5 of 1% of the next $800 million, and .45 of 1% thereafter.

Through September 28, 1995, the Adviser received an investment advisory fee from Municipal Money Fund at an annual rate of .5 of 1% of average net assets. Effective September 28, 1995, the Adviser receives from the Portfolio a monthly portfolio management fee, computed and accrued daily, based on the Portfolio's average net assets, at the annual rate of .25 of 1%. Beginning September
28, 1995, the Adviser also provides administrative services to Municipal Money Fund under a separate administrative agreement for a monthly fee, computed and accrued daily, at an annual rate of
 .25 of 1% of the first $500 million of average net assets, .20 of 1% of the next $500 million, and .15 of 1% thereafter.

For the fiscal year ended June 30, 1995, the annualized advisory fees for Municipal Money Fund, Intermediate Municipals, Managed
Municipals and High-Yield Municipals, after the expense limitations described under Fee Table, were .42%, .51%, .52%, and
 .55% of average net assets, respectively.

Under a separate agreement with the Trust, the Adviser provides certain accounting and bookkeeping services to the Funds, including computation of each Fund's net asset value and calculation of its net income and capital gains and losses on disposition of Fund assets.

PORTFOLIO TRANSACTIONS. The Adviser places the orders for the purchase and sale of portfolio securities for each Fund and the Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

TRANSFER AGENT. SteinRoe Services Inc., One South Wacker Drive, Chicago, Illinois 60606, a wholly owned indirect subsidiary of Liberty Mutual, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

DISTRIBUTOR. The shares of each Fund are offered for sale through Liberty Securities Corporation ("Distributor") without any sales commissions or charges to the Funds or to their shareholders. The Distributor is a wholly owned indirect subsidiary of Liberty
Mutual.  The business address of the Distributor is 600 Atlantic
Avenue, Boston, Massachusetts 02210; however, all Fund correspondence (including purchase and redemption orders) should be mailed to the Trust at P.O. Box 804058, Chicago, Illinois
60680. All distribution and promotional expenses are paid by the Adviser, including payments to the Distributor for sales of Fund shares.

ORGANIZATION AND DESCRIPTION OF SHARES
Each Fund is a separate series of Municipal Trust, a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated October 6, 1987, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Municipal Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, four series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Municipal Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, the Trust or any particular Fund shall look only to the assets of the Trust or of the respective Fund for payment under such credit, contract or claim, and that the shareholders, trustees and officers of the Trust shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Trust was unable to meet its obligations.

The risk of a particular Fund incurring financial loss on account of unsatisfied liability of another Fund of the Trust is also believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other Fund was unable to meet its obligations.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND
STRUCTURE.
Municipal Money Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in shares of another mutual fund having an identical investment objective to the Fund. This policy permitting the Fund to act as a Feeder Fund by investing in the Portfolio, acting as a Master Fund, was approved by the Fund's shareholders. Please refer to the Fee Table, How the Funds Invest--Municipal Money Fund, and Restrictions on the Funds' Investments for a description of the investment objectives, policies, and restrictions of the Fund and the Portfolio. The management and expenses of both Municipal Money Fund and the

Portfolio are described under the Fee Table and Management of the Funds. The Fund will bear its proportionate share of Portfolio expenses.

Although most of the mutual funds managed by the Adviser are conventionally structured funds, the Adviser has been providing investment management services in connection with another fund employing the Master Fund/Feeder Fund structure since August, 1991.

SR&F Municipal Money Market Portfolio is a separate series of SR&F Base Trust (the "Base Trust"), a Massachusetts common trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 23, 1993. The Declaration of Trust of the Base Trust provides that Municipal Money Fund and other investors in the Portfolio will each be liable for all obligations of the Portfolio that are not satisfied by the Portfolio. However, the risk of Municipal Money Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself were unable to meet its obligations.
Accordingly, the Trustees of Municipal Trust believe that neither Municipal Money Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

The Declaration of Trust of Base Trust provides that the Portfolio will terminate 120 days after the withdrawal of Municipal Money Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The Trustees of Municipal Trust may vote the Fund's interests in the Portfolio for such continuation without approval of the Fund's shareholders.

The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders.

The fundamental policies of the Fund and the corresponding fundamental policies of the Portfolio can be changed only with shareholder approval.

If the Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders.

The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. If there are other investors in the Portfolio, there can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors. If other Portfolio investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of Trustees of Municipal Trust would consider what action might be taken, including changes to the Fund's investment objective or fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in Municipal Securities. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund.
Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

Each investor in the Portfolio, including Municipal Money Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for business. At 3:00 p.m., Chicago time, on each such business day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage effective for that day which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 3:00 p.m., Chicago time, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the

Portfolio effected on such day; and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 3:00 p.m., Chicago time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio by all investors in the Portfolio.
The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 3:00 p.m., Chicago time, on the following such business day.

Base Trust may permit other investment companies and/or other institutional investors to invest in the Portfolio, but members of the general public may not invest directly in the Portfolio.
Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, could have different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the
Portfolio.   Investment by such other investors in the Portfolio
would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of the Portfolio's net assets. As a result, the Portfolio's security holdings may become less diverse, resulting in increased risk.


Currently one other investment company invests in the Portfolio, and that is Colonial Municipal Money Market Fund, a series of Colonial Trust IV. Information regarding any investment company that may invest in the Portfolio in the future may be obtained by writing to Base Trust at P.O. Box 804058, Chicago, IL 60680 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

CERTIFICATE OF AUTHORIZATION (FOR USE BY CORPORATIONS AND
ASSOCIATIONS ONLY)

A corporation or association must complete this Certificate and submit it with the Fund Application, each written redemption, transfer or exchange request, and each request to terminate or change any of the Privileges or special service elections.

If the entity submitting the Certificate is an association, the word "association" shall be deemed to appear each place the word "corporation" appears. If the officer signing this Certificate is named as an authorized person, another officer must countersign the Certificate. If there is no other officer, the person signing the Certificate must have his signature guaranteed. If you are not sure whether you are required to complete this Certificate, call the office of the Stein Roe Funds, 800-338-2550 toll-free.

The undersigned hereby certifies that he is the duly elected
Secretary of  ____________________________ (the "Corporation")
             (name of Corporation/Association)
and that the following individual(s):

Authorized Persons
_____________________________      __________________________
Name                               Title
_____________________________      __________________________
Name                               Title
_____________________________      __________________________
Name                               Title

is (are) duly authorized by resolution or otherwise to act on behalf of the Corporation in connection with the Corporation's ownership of shares of any mutual fund managed by Stein Roe & Farnham Incorporated (individually, the "Fund" and collectively, the "Funds") including, without limitation, furnishing any such Fund and its transfer agent with instructions to transfer or redeem shares of that Fund payable to any person or in any manner, or to redeem shares of that Fund and apply the proceeds of such redemption to purchase shares of another Fund (an "exchange"), and to execute any necessary forms in connection therewith.

	Unless a lesser number is specified, all of the Authorized Persons must sign written instructions. Number of signatures required:
________.

	If the undersigned is the only person authorized to act on behalf of the Corporation, the undersigned certifies that he is the sole shareholder, director, and officer of the Corporation and that the Corporation's Charter and Bylaws provide that he is the only person authorized to so act.

	Unless expressly declined on the Application (or other form acceptable to the Funds), the undersigned further certifies that the Corporation has authorized by resolution or otherwise the establishment of the Telephone Exchange and Telephone Redemption by Check Privileges for the Corporation's account with any Fund offering any such Privilege. If elected on the Application (or other form acceptable to the Funds), the undersigned also certifies that the Corporation has similarly authorized establishment of the Electronic Transfer, Telephone Redemption by Wire, and Check-Writing Privileges for the Corporation's account with any Fund offering said Privileges. The undersigned has further authorized each Fund and its transfer agent to honor any written, telephonic, or telegraphic instructions furnished pursuant to any such Privilege by any person believed by the Fund or its transfer agent or their agents, officers, directors, trustees, or employees to be authorized to act on behalf of the Corporation and agrees that neither the Fund nor its transfer agent, their agents, officers, directors, trustees, or employees will be liable for any loss, liability, cost, or expense for acting upon any such instructions.

These authorizations shall continue in effect until five business days after the Fund and its transfer agent receive written notice from the Corporation of any change.

IN WITNESS WHEREOF, I have hereunto subscribed my name as Secretary and affixed the seal of this Corporation this ____ day of ___________________, 19___.

                                __________________________
                                Secretary

                                __________________________
                                Signature Guarantee*

*Only required if the person signing the Certificate is the only person named as "Authorized Person."

Corporate
Seal
Here

[STEIN ROE MUTUAL FUNDS LOGO]

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Prime Equities
Stein Roe Stock Fund
Stein Roe Capital Opportunities Fund
Stein Roe Special Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Special Venture Fund


P.O. Box 804058
Chicago, Illinois  60680
800-338-2550

In Chicago, visit our Fund Center
at One South Wacker Drive

Liberty Securities Corporation, Distributor
03008-TE7A

    Statement of Additional Information Dated November 1, 1995

                  STEIN ROE MUNICIPAL TRUST


             STEIN ROE MUNICIPAL MONEY MARKET FUND
             STEIN ROE INTERMEDIATE MUNICIPALS FUND
               STEIN ROE MANAGED MUNICIPALS FUND
             STEIN ROE HIGH-YIELD MUNICIPALS FUND

            P.O. Box 804058, Chicago, Illinois 60680
                         800-338-2550


     The Funds listed above are series of shares of beneficial interest of the Stein Roe Municipal Trust ("Municipal Trust"). Each series of Municipal Trust other than Stein Roe Municipal Money Market Fund ("Municipal Money Fund") invests in a separate portfolio of securities and other assets, with its own objectives and policies. Municipal Money Fund invests all of its assets in shares of SR&F Municipal Money Market Portfolio ("Portfolio"), which is a series of shares of beneficial interest of SR&F Base Trust ("Base Trust"). Municipal Money Fund and the Portfolio have identical investment objectives and policies.


     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated November 1, 1995, and any supplements thereto. The Prospectus may be obtained at no charge by telephoning 800-338-2550.


                        TABLE OF CONTENTS
                                                           Page
General Information and History.............................2
Investment Policies.........................................3
     Municipal Money Fund...................................3
     Intermediate Municipals................................4
     Managed Municipals.....................................5
     High-Yield Municipals..................................6
Portfolio Investments and Strategies........................6
Investment Restrictions....................................17
Additional Investment Considerations.......................20
Purchases and Redemptions..................................22
Management.................................................23
Financial Statements.......................................26
Principal Shareholders.....................................26
Investment Advisory Services...............................26
Distributor................................................29
Transfer Agent.............................................30
Custodian..................................................30
Independent Auditors.......................................30
Portfolio Transactions.....................................30
Additional Income Tax Considerations.......................32
Investment Performance.....................................34
Additional Information on Net Asset Value--Municipal
  Money Fund and the Portfolio.............................41
Glossary...................................................42
Appendix--Ratings Of Municipal Securities..................45

                   GENERAL INFORMATION AND HISTORY

     Stein Roe & Farnham Incorporated (the "Adviser") is responsible for the business affairs of the Trusts and serves as investment adviser and provides accounting and recordkeeping services to the Funds (other than Municipal Money Fund) and the Portfolio. It also provides administrative services to the Funds and the Portfolio.


     As used herein, "Municipal Money Fund," "Intermediate
Municipals," "Managed Municipals," and "High-Yield Municipals" refer to the series of Municipal Trust designated Stein Roe
Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, and Stein Roe High-Yield Municipals Fund, respectively. The "Portfolio" refers to SR&F Municipal Money Market Portfolio.


     Currently, four series of Municipal Trust and one series of Base Trust are authorized and outstanding. The name of Municipal Trust was changed on August 1, 1991 from SteinRoe Tax-Exempt Income Trust to SteinRoe Municipal Trust and was changed on November 1, 1995 to Stein Roe Municipal Trust. Prior to November 1, 1995, Municipal Money Fund, Intermediate Municipals, Managed Municipals, and High-Yield Municipals were named SteinRoe Municipal Money Market Fund, SteinRoe Intermediate Municipals, SteinRoe Managed Municipals, and SteinRoe High-Yield Municipals, respectively. SteinRoe Municipal Money Market Fund was named SteinRoe Tax-Exempt Money Fund prior to November 1, 1992.

     Each share of a series of Municipal Trust is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series.

     Each whole share (or fractional share) of Municipal Trust outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Municipal Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of Municipal Trust's outstanding shares, Municipal Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. All shares of Municipal Trust are voted together in the election of trustees.
On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series, except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters.

SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE

     Rather than invest in securities directly, each Fund may seek to achieve its objective by pooling its assets with assets of other mutual funds managed by the Adviser for investment in another mutual fund having the same investment objective and substantially the same investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Adviser is expected to manage any such mutual fund in which a Fund would invest. Such investment would be subject to determination by the Trustees that it was in the best interests of the Fund and its shareholders, and shareholders would receive advance notice of any such change. The only Fund currently operating under the Master Fund/Feeder Fund structure is Municipal Money Fund, which converted to the Master Fund/Feeder Fund structure on September 28, 1995. For more information, please refer to the Prospectus under the caption Organization and Description of Shares--Special Considerations Regarding the Master Fund/Feeder Fund Structure.

                       INVESTMENT POLICIES

     The following information supplements the discussion of the Funds' respective investment objectives and policies described in the Prospectus. In pursuing its objective, each Fund will invest as described below and may employ investment techniques described in the Prospectus and elsewhere in this Statement of Additional Information. Investments and strategies that are common to two or more Funds are described under Portfolio Investments and Strategies. Each Fund's investment objective is not fundamental and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities" (see definition in the Glossary) of that Fund.

MUNICIPAL MONEY FUND

     This Fund seeks maximum current income exempt from federal income tax. The Fund seeks to achieve its objective by investing all of its net investable assets in shares of the Portfolio, another mutual fund that has an identical investment objective and identical investment policies to the Fund. In pursuing its objective, the Portfolio attempts to maintain relative stability of principal and liquidity. The Portfolio invests principally in a diversified portfolio of short-term Municipal Securities (as defined in the Prospectus). "Short-term" means a remaining maturity of no more than thirteen months (or comparable period) as defined in the Glossary.

     It is a fundamental policy that normally at least 80% of the Portfolio's investments will produce income that is exempt from federal income tax, except for periods in which the Adviser believes require a defensive position for the protection of shareholders.

     As a fundamental policy, the Portfolio invests in Municipal Securities that, at the time of purchase, are: (i) variable rate demand securities (as defined in the Glossary) whose demand feature is rated within the two highest ratings assigned by

Moody's Investors Service, Inc. ("Moody's"), VMIG 1 or VMIG 2 /1/;
(ii) notes rated within the two highest short-term municipal ratings assigned by Moody's, MIG 1 or MIG 2, or within the highest rating assigned by Standard & Poor's Corporation ("S&P"),/2/ SP-l+; (iii) municipal commercial paper (short-term promissory notes) rated Prime-1 by Moody's, or A-l by S&P; (iv) municipal bonds, including industrial development bonds, rated within the two highest ratings assigned to municipal bonds by S&P, AAA or AA, or by Moody's, Aaa or Aa; (v) securities not rated as described in
(i) through (iv) but determined by the Board of Trustees to be at least equal in quality to one or more of the foregoing ratings, although other types of obligations of the same issuer might not be within the foregoing ratings; (vi) securities backed by the full faith and credit of the U.S. Government; or (vii) securities as to which the payment of principal and interest is collateralized by securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ["U.S. Government Securities"] deposited in an escrow for the benefit of holders of the securities. In accordance with SEC Rule 2a-7 under the Investment Company Act, each security in which the Portfolio invests will be U.S. dollar denominated and (i) rated (or be issued by an issuer that is rated with respect to its short-term debt) within the two highest rating categories for short-term debt by at least two nationally recognized statistical rating organizations ("NRSRO") or, if rated by only one NRSRO, rated within the two highest rating categories by that NRSRO, or, if unrated, determined by or under the direction of the Board of Trustees to be of comparable quality, and (ii) determined by or under the direction of the Board of Trustees to present minimal credit risks.

INTERMEDIATE MUNICIPALS

     This Fund seeks a high current yield exempt from federal income tax, consistent with the preservation of capital. The Fund attempts to achieve its objective by investing primarily in a diversified portfolio of "intermediate-term" Municipal Securities. Normally, at least 65% of the Fund's assets will be invested in Municipal Securities with a maturity of ten years or less (including Municipal Securities with a longer maturity, but under which the holder is entitled to receive, upon demand at a stated time within ten years, the entire principal and accrued interest). In addition, the Fund's portfolio is expected to have a dollar-weighted average maturity of between three and ten years.
--------------------
/1/ The Boards of Trustees of Municipal Trust and Base Trust have determined that the demand feature of a variable rate demand security rated SP-1+, A-1+ or A-1 by S&P or MIG 1, MIG 2 or Prime 1 by Moody's is at least equal in quality to the demand feature of a variable rate demand security rated VMIG 2 by Moody's. As a non-fundamental policy, the Portfolio will not invest in a variable rate security whose demand feature is conditional unless the Board of Trustees determines that the security is at least the economic equivalent of a variable rate security with an unconditional demand feature or (a) the demand feature is rated within the two highest ratings assigned by Moody's or within the equivalent ratings assigned by S&P and (b) the underlying security is rated within the two highest ratings assigned by Moody's or S&P. The Board of Trustees has determined that a variable rate security where the demand feature is suspended only after a default followed by an acceleration of maturity is the economic equivalent of a variable rate security with an unconditional demand feature.
/2/ For a description of Moody's and S&P quality ratings, see the Appendix. All references to ratings apply to ratings adopted in the future by Moody's or S&P that are determined by the Boards of Trustees to be equivalent to current ratings
-------------------

     It is a fundamental policy that normally at least 80% of the Fund's investments will produce income that is exempt from federal income tax, except during periods that the Adviser believes require a temporary defensive position for the protection of shareholders.

     The Fund will invest not less than 75% (taken at current value at time of purchase) of its Municipal Securities investments, in such proportions as the Adviser shall determine, in municipal bonds rated at the time of purchase within the three highest grades by Moody's (Aaa, Aa, and A) or by S&P (AAA, AA and A) (or in variable rate demand securities whose demand feature is rated VMIG 1, VMIG 2 or Prime-1 by Moody's or SP-1+, A-1+ or A-1 by S&P), or backed by the U.S. Government or by an agency or instrumentality of the U.S. Government or by U.S. Government Securities, or municipal notes that are rated at the time of purchase within the three highest ratings for such securities by Moody's (MIG 1, MIG 2, and MIG 3), within the two highest ratings for such securities by S&P (SP-1+ and SP-1), or, if unrated, of comparable quality, as determined by the Adviser. The Fund may also invest up to 25% of its assets in other Municipal Securities without any minimum credit quality requirement, including Municipal Securities for which a limited market may exist. These investments (which are medium- or lower-quality debt securities) normally involve greater risk of loss of principal or income and higher yield.

MANAGED MUNICIPALS

     This Fund's investment objective is to provide its shareholders a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund attempts to achieve this objective by investing in a diversified portfolio of Municipal Securities, the interest from which is exempt from federal income tax.

     It is a fundamental policy that the Fund's assets will be invested so that at least 80% of its income will be exempt from federal income tax, except for temporary periods during which, in the opinion of the Adviser, normal market conditions are not expected to prevail, including, without limitation, circumstances that, in the opinion of the Adviser, require an unusual defensive position for protection of the Fund's shareholders. For purposes of this policy the Fund does not regard realized capital gains as income.

     The Fund will invest not less than 75% (taken at current value at time of purchase) of its Municipal Securities investments, in such proportions as the Adviser shall determine, in municipal bonds rated at the time of purchase within the three highest ratings for such securities by Moody's (Aaa, Aa, and A) or by S&P (AAA, AA, and A) (or in variable rate demand securities whose demand feature is rated VMIG 1, VMIG 2 or Prime-1 by Moody's or SP-1+, A-1+ or A-1 by S&P), or backed by the U.S. Government, by an agency or instrumentality of the U.S. Government or by U.S. Government Securities, or municipal notes that are rated at the time of purchase within the three highest ratings for municipal notes by Moody's (MIG 1, MIG 2, and MIG 3) or within the two highest ratings for municipal notes by S&P (SP-1+ and SP-1). The Fund may also invest up to 25% of its assets in other Municipal Securities without any minimum credit quality requirement, including Municipal Securities for which a limited market may exist. These investments (which are medium- or lower-quality debt securities) normally involve greater risk of loss of principal or income and higher yield.

     The Fund invests primarily in long-term Municipal Securities
(generally maturing in more than ten years) but may also invest in both short-term and medium-term securities from time to time as a defensive move.

HIGH-YIELD MUNICIPALS

     This Fund seeks a high current yield exempt from federal income tax. The Fund attempts to achieve this objective by investing primarily in a diversified portfolio of long-term medium- or lower-quality Municipal Securities (generally maturing in more than ten years) bearing a high rate of interest income; possible capital appreciation is of secondary importance. Of course, there is no guarantee that the payments of interest and principal on securities held by the Fund will be made when due.

     It is a fundamental policy that normally the Fund's assets will be invested so that at least 80% of the gross income will be derived from securities the interest on which is exempt from federal income tax in the opinion of counsel for the issuers of such securities, except during periods in which the Adviser believes a temporary defensive position is advisable.

     Although the Fund invests primarily in medium- and lower-quality Municipal Securities, it may invest in Municipal
Securities of higher quality when the Adviser believes it is appropriate to do so.

               PORTFOLIO INVESTMENTS AND STRATEGIES

     In addition to the policies described above, the following investment policies and techniques have been adopted by each Fund as indicated. For purposes of discussion under Portfolio Investments and Strategies, Investment Restrictions, and Investment Risks, the term "the Fund" refers to Municipal Money Fund, the Portfolio, Intermediate Municipals, Managed Municipals, and High-Yield Municipals.

TAXABLE SECURITIES

     Assets of each Fund that are not invested in Municipal Securities may be held in cash or invested in short-term taxable investments /3/ such as: (1) U.S. Government bills, notes and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government (including obligations not backed by the full faith and credit of the U.S. Government); (3) in the case of Intermediate Municipals and High-Yield Municipals, other money market instruments, and in the case of Municipal Money Fund, the Portfolio, and Managed Municipals, other money market instruments such as certificates of deposit and bankers' acceptances of domestic banks having total assets in excess of
-----------------
/3/ In the case of Municipal Money Fund, the Portfolio, and Managed Municipals, the policies described in this paragraph are fundamental.
----------------

$1 billion, and corporate commercial paper rated Prime-1 by Moody's or A-1 by S&P at the time of purchase, or, if unrated, issued or guaranteed by an issuer with outstanding debt rated Aa or better by Moody's or AA or better by S&P; and (4) repurchase agreements (defined in the Glossary) with banks and, for all Funds except Managed Municipals, securities dealers. Municipal Money Fund and the Portfolio limit repurchase agreements to those that are short-term, subject to item (h) under Investment Restrictions (although the underlying securities may not be short-term). Managed Municipals limits repurchase agreements to those in which the underlying collateral consists of securities that the Fund may purchase directly.

AMT SECURITIES

     Although the Funds currently limit their investments in Municipal Securities to those the interest on which is exempt from the regular federal income tax, each Fund may invest 100% of its total assets in Municipal Securities the interest on which is subject to the federal alternative minimum tax ("AMT").

STANDBY COMMITMENTS

     Each Fund may obtain standby commitments when it purchases Municipal Securities. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. A Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by a Fund should exceed the current value of the underlying securities, a Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. A Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of the Adviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when a Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining each Fund's net asset value. Municipal Trust has received an opinion of Bell, Boyd & Lloyd, counsel to the Trust, that interest earned by the Funds on Municipal Securities will continue to be exempt from the regular federal income tax regardless of the fact that the Fund holds standby commitments with respect to such Municipal Securities.

PARTICIPATION INTERESTS

     Each Fund may purchase participation interests or certificates of participation in all or part of specific holdings of Municipal Securities, but does not intend to do so unless the tax-exempt status of those participation interests or certificates of participation is confirmed to the satisfaction of the Board of Trustees, which may include consideration of an opinion of counsel as to the tax-exempt status. Each participation interest would meet the prescribed quality standards of the Fund or be backed by an irrevocable letter of credit or guarantee of a bank that meets the prescribed quality standards of the Fund. (See Investment Policies.) Some participation interests are illiquid securities.

     Each Fund may also purchase participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by leased property, disposition of the property in the event of foreclosure might prove difficult. Each Fund will seek to minimize these risks by investing primarily in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality,
(2) the lease obligor has maintained good market acceptability in the past, (3) the investment is of a size that will be attractive to institutional investors, and (4) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.


     The Board of Trustees has delegated to the Adviser the responsibility to determine the credit quality of participation interests. The determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Fund may purchase securities on a when-issued or delayed-delivery basis, as described in the Prospectus. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before settlement date.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of the Fund having a value of at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation.

SHORT SALES

     Each Fund may make short sales "against the box." In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement.

BORROWINGS; REVERSE REPURCHASE AGREEMENTS

     Subject to restriction (iv) under Investment Restrictions, each Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

     Each Fund may also enter into reverse repurchase agreements (defined in the Glossary) with banks and securities dealers. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. The Funds did not enter into reverse repurchase agreements during the last year and have no present intention to do so.

     A Fund's reverse repurchase agreements and any other borrowings may not exceed 33 1/3% of its total assets, and the Fund may not purchase additional securities when its borrowings, less proceeds receivable from the sale of portfolio securities, exceed 5% of its total assets.

RATED SECURITIES

     The rated securities described under Investment Policies above for each Fund except for Municipal Money Fund and the Portfolio include obligations given a rating conditionally by Moody's or provisionally by S&P.

     Except with respect to Municipal Securities with a demand feature (see the definition of "short-term" in the Glossary) acquired by Municipal Money Fund or the Portfolio, the fact that the rating of a Municipal Security held by a Fund may be lost or reduced below the minimum level applicable to its original purchase by a Fund does not require that obligation to be sold, but the Adviser will consider such fact in determining whether that Fund should continue to hold the obligation. In the case of Municipal Securities with a demand feature acquired by Municipal Money Fund or the Portfolio, if the quality of such a security falls below the minimum level applicable at the time of acquisition, the Fund must dispose of the security within a reasonable period of time either by exercising the demand feature or by selling the security in the secondary market, unless the Board of Trustees determines that it is in the best interests of the Fund and its shareholders to retain the security.

     To the extent that the ratings accorded by Moody's or S&P for Municipal Securities may change as a result of changes in such organizations, or changes in their rating systems, each Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with its investment policies. The Board of Trustees is required to review such ratings with respect to Municipal Money Fund and the Portfolio.

ZERO COUPON BONDS

     Each of Intermediate Municipals, Managed Municipals, and High-Yield Municipals may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

PORTFOLIO TURNOVER

     Although the Funds do not purchase securities with a view toward rapid turnover, there are no limitations on the length of time that portfolio securities must be held. As a result, the turnover rate may vary from year to year. Recent higher levels of portfolio turnover for Intermediate Municipals and for High-Yield Municipals were due, in part, to recognition of capital gains from favorable investments and from the Adviser's refining of techniques for reacting to changes in the markets to shift exposures to certain sectors. A high rate of portfolio turnover in a Fund, if it should occur, may result in the realization of capital gains or losses, and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

     For further information on the portfolio turnover rate of each Fund, see Financial Highlights and Risks and Investment
Considerations in the Prospectus and Additional Tax Considerations herein.

OPTIONS

     Each of Intermediate Municipals, Managed Municipals, and High-Yield Municipals is permitted to purchase and to write both call options and put options on debt or other securities or indexes in standardized contracts traded on U.S. securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     Currently there are no publicly-traded options on individual tax-exempt securities. However, it is anticipated that such instruments may become available in the future.

     An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of an index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of the option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

     A Fund is permitted to write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each of Intermediate Municipals, Managed Municipals, and High-Yield Municipals may enter into interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index (such as The Bond Buyer Municipal Bond Index) /4/ at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that other futures contracts will be developed and traded. A Fund will engage in transactions involving new futures contracts (or options thereon) if, in the opinion of the Board of Trustees, they are appropriate instruments for the Fund.
--------------------
/4/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made. The Bond Buyer Municipal Bond Index is based on The Bond Buyer index of 40 actively-traded long-term general obligation and revenue bonds carrying at least an A rating by Moody's or S&P.
-------------------

     Each Fund may purchase and write call options and put options on futures contracts (futures options). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates which might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any futures technique depends on the Adviser correctly predicting changes in the level and direction of interest rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     Each Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales, as the case may be, of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures and futures options trading and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

LIMITATIONS ON OPTIONS AND FUTURES

     If options, futures contracts, or futures options of types other than those described herein or in the prospectus are traded in the future, each of Intermediate Municipals, Managed Municipals, and High-Yield Municipals may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money" (as defined in the Glossary), would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contracts. When writing a call option on a futures contract, a Fund similarly will maintain cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of a Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

     As long as it continues to sell its shares in certain states, each Fund's futures and options transactions will also be subject to certain non-fundamental investment restrictions set forth below under Investment Restrictions.

TAXATION OF OPTIONS AND FUTURES

     If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities. For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts). In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of certain positions beyond the time when it would otherwise be advantageous to do so.

     Each Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

                    INVESTMENT RESTRICTIONS

     Each Fund operates under the following investment restrictions. Restrictions that are fundamental policies, as indicated below, may not be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Glossary). For purposes of discussion under Investment Restrictions, the term "the Fund" also refers to the Portfolio. A Fund may not:

     (i) invest in a security if, with respect to 75% of the Fund's assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of investment) would be invested in the securities of any one issuer (for this purpose, the issuer(s) of a security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or repurchase agreements for such securities, and [all Funds except the Portfolio] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund [however, in the case of a guarantor of securities (including an issuer of a letter of credit), the value of the guarantee (or letter of credit) may be excluded from this computation if the aggregate value of securities owned by the Fund and guaranteed by such guarantor (plus any other investments of the Fund in securities issued by the guarantor) does not exceed 10% of the Fund's total assets];/5/

     (ii) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities (this restriction does not apply to securities purchased on a when-issued or delayed-delivery basis or to reverse repurchase agreements), [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] but the Fund may make margin deposits in connection with futures and options transactions;

     (iii) make loans to other persons, except that the Fund may invest up to 100% of its assets in debt obligations, including money market instruments;
-----------------------
/5/ In the case of a security that is insured as to payment of principal and interest, the related insurance policy is not deemed a security, nor is it subject to this investment restriction.
-------------------

     (iv) borrow, except that the Fund may (a) borrow up to 33 1/3% of its total assets, taken at current value at the time of such borrowing, from banks as a temporary measure for extraordinary or emergency purposes but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of the Fund's total assets and the Fund will not purchase additional securities at a time when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) [the Funds did not borrow for such purposes during the last fiscal year], and [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] (b) enter into futures and options transactions;

     (v) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except (a) as may be necessary in connection with borrowings mentioned in (iv) above, and [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] (b) it may enter into futures and options transactions;

     (vi) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry, [all Funds except the Portfolio] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (vii) purchase portfolio securities for the Fund from, or sell portfolio securities to, any of the officers, directors, or trustees of the Trust or of its investment adviser;

     (viii) purchase or sell commodities or commodities contracts or oil, gas, or mineral programs, [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] except that the Fund may enter into futures and options transactions;

     (ix) [Municipal Money Fund only] purchase any securities other than those described under Investment Policies--Municipal Money Fund, and under Portfolio Investments and Strategies; [Managed Municipals only] purchase any securities other than those described under Investment Policies--Managed Municipals and under Portfolio Investments and Strategies; or

     (x) issue any senior security except to the extent permitted under the Investment Company Act of 1940.


     The above restrictions (other than material within brackets) are fundamental policies of the Funds. The Funds have also adopted the following restrictions that may be required by various laws and administrative positions. These restrictions are not fundamental. A Fund may not:/6/


     (a) own more than 10% of the outstanding voting securities of an issuer, [all Funds except the Portfolio] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (b) invest in companies for the purpose of exercising control or management, [all Funds except the Portfolio] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;
----------------

/6/ None of the following restrictions shall prevent a Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund.

-----------------

     (c) make investments in the securities of other investment companies, except in connection with a merger, consolidation, or reorganization;

     (d) purchase or sell real estate (other than Municipal
Securities or money market securities secured by real estate or interests therein or such securities issued by companies which invest in real estate or interests therein);


     (e) act as an underwriter of securities, except that the Fund may participate as part of a group in bidding, or bid alone, for the purchase of Municipal Securities directly from an issuer for the Fund's own portfolio;

     (f) purchase or retain securities of an issuer if 5% of the securities of such issuer are owned by those trustees and officers of the Fund who own individually more than 1/2 of 1% of such securities;

     (g) sell securities short unless (1) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (2) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that the Fund may purchase standby commitments and securities subject to a demand feature entitling the Fund to require sellers of securities to the Fund to repurchase them upon demand by the Fund [Intermediate Municipals, Managed Municipals, and High-Yield Municipals only] and that transactions in options, futures, and options on futures are not treated as short sales.

     (h) invest more than 5% of its total assets (taken at market value at the time of a particular investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers");

     (i) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities /6/ and securities of unseasoned issuers;

     (j) invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

     In addition, as long as a Fund continues to sell its shares in certain states, it may not: (i) purchase shares of other open-
end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or (ii)
invest more than 5% of its net assets (valued at time of
investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange. Further, as long as a Fund (except Municipal Money Fund and the Portfolio) continues to sell its shares in certain states, it may not:  (1) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or
-------------
/7/ As long as it is required to do so by the Ohio Division of Securties, the Trust will consider a security eligible for resale pursuant to Rule 144A under the Securities Act of 1933 to be a restricted security.
--------------
similar entity; (2) buy or sell an option on a security, a futures contract or an option on a futures contract unless the option, the futures contract or the option on the futures contract is offered through the facilities of a national securities association or listed on a national exchange or similar entity; or (3) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.


             ADDITIONAL INVESTMENT CONSIDERATIONS

     Medium-quality Municipal Securities are obligations of municipal issuers that, in the opinion of the Adviser, possess adequate, but not outstanding, capacities to service the obligations. Lower-quality Municipal Securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The characteristics attributed to medium- and lower-quality obligations by the Adviser are much the same as those attributed to medium- and lower-quality obligations by rating services (see the Appendix). Because many issuers of medium- and lower-quality Municipal Securities choose not to have their obligations rated by a rating agency, many of the obligations in the Fund's portfolio may be unrated.

     Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities.

     The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

     Lawsuits challenging the validity under state constitutions of present systems of financing public education have been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school financing in some states. In other instances there have been lawsuits challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon. In addition, from time to time proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on Municipal Securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such proposals are enacted, the availability of Municipal Securities for investment by the Funds and the value of the Funds' portfolios would be affected and, in such an event, the Funds would reevaluate their investment objectives and policies.

     Because the Funds may invest in industrial development bonds, the Funds' shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds or for "related persons of substantial users."

     In addition, the Funds invest in Municipal Securities issued after the effective date of the Tax Reform Act of 1986 (the "1986 Act"), which may be subject to retroactive taxation if they fail to continue to comply after issuance with certain requirements imposed by the 1986 Act.

     Although the banks and securities dealers from which a Fund may acquire repurchase agreements and standby commitments, and the entities from which a Fund may purchase participation interests in Municipal Securities, will be those that the Funds' Adviser believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund.

                     *    *    *    *    *

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. It has worked to build wealth for generations by being guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns.

     Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goal.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

                   PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, Net Asset Value, and Shareholder Services, and that information is incorporated herein by reference. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers, banks, or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Trust of any such purchase order. The state of Texas has asked that the Trust disclose in its Statement of Additional Information, as a reminder to any such bank or institution, that it must be registered as a dealer in Texas.

     Each Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time.

     Municipal Trust intends to pay all redemptions in cash and is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or one percent of the net assets of that Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Although Municipal Money Fund does not currently charge a fee to its shareholders for the use of the special Check-Writing
Redemption Privilege offered by that

Fund, described under How to Redeem Shares in the Prospectus, the Fund pays for the cost of printing and mailing checks to its shareholders and pays charges of the custodian for payment of each check. Municipal Trust reserves the right to establish a direct charge to shareholders for use of the Privilege and both the Trust and the custodian reserve the right to terminate this service.

     Municipal Trust reserves the right to suspend or postpone redemptions of shares of any Fund during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

     Due to the relatively high cost of maintaining smaller accounts, Municipal Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

                          MANAGEMENT

     The following table sets forth certain information with respect to the trustees and officers of Municipal Trust:

                               POSITION(S) HELD
NAME                     AGE    WITH THE TRUST         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------  --- ----------------------    ----------------------------------------------------
Gary A. Anetsberger (5)  39  Senior Vice-President     Vice-President of Stein Roe & Farnham Incorporated (the
                                                       "Adviser") since January, 1991; associate of the
                                                       Adviser prior thereto

Timothy K. Armour        47  President; Trustee        President of the Mutual Funds division of the Adviser
 (1)(2) (4) (5)                                        and Director of the Adviser since June, 1992; senior
                                                       vice president and director of marketing of Citibank
                                                       Illinois prior thereto

Jilaine Hummel Bauer (5) 40  Executive Vice-President; Senior Vice President (since April, 1992) and
                             Secretary                 Assistant Secretary (since May, 1990) of the Adviser;
                                                       vice president of the Adviser prior thereto

Kenneth L. Block (3)(5)  75  Trustee                   Chairman Emeritus of A. T. Kearney, Inc. (international
                                                       management consultants)

William W. Boyd(3)(4)(5) 69  Trustee                   Chairman and Director of Sterling Plumbing Group, Inc.
                                                       (manufacturer of plumbing products) since 1992;
                                                       chairman, president, and chief executive officer of
                                                       Sterling Plumbing Group, Inc. prior thereto

Thomas W. Butch          38  Vice-President            Senior Vice President of the Adviser since September,
                                                       1994; first vice president, corporate communications,
                                                       of Mellon Bank Corporation prior thereto

N. Bruce Callow(5)       49  Executive Vice-President  President of the Investment Counsel division of the
                                                       Adviser since June, 1994; senior vice president of
                                                       trust and financial services for The Northern Trust
                                                       prior thereto

Lindsay Cook (1)(5)      43  Trustee                   Senior Vice President of Liberty Financial Companies,
                                                       Inc. (the indirect parent of the Adviser)

Joanne T. Costopoulos    48  Vice-President            Vice President of the Adviser since January, 1994;
                                                       associate of the Adviser prior thereto

Philip D. Hausken (5)    37  Vice-President            Corporate Counsel for the Adviser since July, 1994;
                                                       assistant regional director, midwest regional office of
                                                       the Securities and Exchange Commission prior thereto

Stephen P. Lautz (5)     38  Vice-President            Vice President of the Adviser since May, 1994;
                                                       associate of the Adviser prior thereto

Lynn C. Maddox           54  Vice-President            Senior Vice President of the Adviser

Anne E. Marcel           37  Vice-President            Manager, Mutual Fund Sales & Services of the Adviser
                                                       since October, 1994; supervisor of the Counselor
                                                       Department of the Adviser from October, 1992 to
                                                       October, 1994; vice president of Selected Financial
                                                       Services from May, 1990 to March, 1992

M. Jane McCart           40  Vice-President            Senior Vice President of the Adviser since January,
                                                       1991; vice president of the Adviser prior thereto

Francis W. Morley        75  Trustee                   Chairman of Employer Plan Administrators and
  (2) (3) (5)                                          Consultants Co. (designer, administrator, and
                                                       communicator of employee benefit plans)

Charles R. Nelson        53  Trustee                   Van Voorhis Professor of Political Economy of the
  (3) (4)(5)                                           University of Washington


Nicolette D. Parrish (5) 45  Vice-President;           Senior Compliance Administrator for the Adviser since
                             Assistant Secretary       November, 1995; senior legal assistant for the Adviser
                                                       prior thereto


Sharon R. Robertson      33  Controller                Accounting Manager for the Adviser's Mutual Funds
                                                       division

Janet B. Rysz (5)        40  Assistant Secretary       Assistant Secretary of the Adviser

Thomas P. Sorbo          34  Vice-President            Senior Vice President of the Adviser since January,
                                                       1994; vice president of the Adviser from September,
                                                       1992 to December, 1993; associate of Travelers
                                                       Insurance Company prior thereto


Veronica M. Wallace      49  Vice-President            Trader in taxable money market instruments for the
                                                       Adviser; formerly an account administrator for the
                                                       Adviser's Investment Counsel division


Gordon R. Worley (3)(5)  76  Trustee                   Private investor

Hans P. Ziegler (5)      54  Executive Vice-President  Chief Executive Officer of the Adviser since May, 1994;
                                                       president of the Investment Counsel division of the
                                                       Adviser from July, 1993 to July, 1994; president and
                                                       chief executive officer, Pitcairn Financial Management
                                                       Group prior thereto


Margaret O. Zwick        29  Treasurer                 Compliance Manager for the Adviser's Mutual Funds
                                                       division since August, 1995; Compliance Accountant,
                                                       January 1995 to July 1995; Section Manager, January 1994
                                                       to January 1995; Supervisor, February 1990 to
                                                       December 1993

____________________________
(1) Trustee who is an "interested person" of the Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) Member of the Nominating Committee.
(5) This person also holds the corresponding officer or trustee position with SR&F Base Trust.

     Certain of the trustees and officers of Municipal Trust and of Base Trust are trustees or officers of other investment companies managed by the Adviser. Ms. Bauer and Mr. Cook are also vice presidents of the Funds' distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, MA 02210; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Worley is 1407 Clinton Place, River Forest, Illinois 60305; and that of the officers is One South Wacker Drive, Chicago, Illinois 60606.

     Officers and trustees affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, trustees who are not "interested persons" of the Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the Funds of the Trust) plus an attendance fee from each Fund for each meeting of the Board or committee thereof attended at which business for that Fund is conducted. The attendance fees (other than for a Nominating Committee meeting) are based on each Fund's net assets as of the preceding December 31. For a Fund with net assets of less than $251 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $750 million to $1 billion, $650; and with over $1 billion in net assets, $800. Each non-interested trustee also receives an aggregate of $500 for attending each meeting of the Nominating Committee. The Trust has no retirement or pension plans. The following table sets forth compensation paid by the Trust during the fiscal year ended June 30, 1995 to each of the trustees:

                                          Total Compensation Paid
                                           to Trustees from the
                   Aggregate Compensation  Trust and the
Name of Trustee      from the Trust        Stein Roe Fund Complex*
---------------    ----------------------  -----------------------
Timothy K. Armour         -0-                      -0-
Lindsay Cook              -0-                      -0-
Kenneth L. Block         $22,850                 $74,850

William W. Boyd           14,600                  48,200
Francis W. Morley         24,400                  76,400
Charles R. Nelson         22,850                  77,200
Gordon R. Worley          22,850                  74,850
___________________
 * During this period, the Stein Roe Fund Complex consisted of four series of Municipal Trust, six series of Stein Roe Income
Trust, eight series of SteinRoe Investment Trust, and one series of SR&F Base Trust.

                    FINANCIAL STATEMENTS


     Please refer to the Funds' Financial Statements (balance sheets and schedules of investments as of June 30, 1995 and the statements of operations, changes in net assets, and notes thereto) and the report of independent auditors contained in the Funds' June 30, 1995 Annual Report. The Financial Statements and the report (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                   PRINCIPAL SHAREHOLDERS

     As of August 1, 1995, the only person known by Municipal Trust to own of record or "beneficially" 5% or more of the outstanding shares of any Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934, was Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, which owned of record but not beneficially approximately 10% of the outstanding shares of Intermediate Municipals.

     The following table shows shares of the Funds held by the categories of persons indicated and in each case the approximate percentage of outstanding shares represented:

                      Clients of the Adviser      Trustees and
                      in their Client Accounts     Officers
                          as of 7/31/95*          as of 8/1/95
                      ------------------------ -------------------
                       Shares Held  Percent    Shares Held Percent
                       -----------  -------    ----------- ------
Municipal Money Fund    39,852,143   28.3%       371,168     **
Intermediate Municipals  7,383,205   38.7      1,407,284     7.4%
Managed Municipals      19,819,990   27.9        167,088     **
High-Yield Municipals    6,724,964   27.2         51,898     **
_________________
*The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares.
**Represents less than 1% of the outstanding shares.

                 INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated (the "Adviser") serves as investment adviser to Intermediate Municipals, Managed Municipals, High-Yield Municipals, and the Portfolio. Prior to September 28, 1995, the Adviser also served as investment adviser to Municipal Money Fund. On that date, Municipal Money Fund began investing in the Portfolio and the Adviser no longer provides investment advisory services directly to that Fund. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), the Funds' transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc., which is a majority-owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Gary L. Countryman, Kenneth
R. Leibler, Timothy K. Armour, N. Bruce Callow, and Hans P. Ziegler. Mr. Countryman is Chairman and Chief Executive Officer of Liberty Mutual Insurance Company; Mr. Leibler is President and Chief Executive Officer of Liberty Financial Companies; Mr. Armour is President of the Adviser's Mutual Funds division; Mr. Callow is President of the Adviser's Investment Counsel Division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Mr. Countryman is 175 Berkeley Street, Boston, Massachusetts 02117; that of Mr. Leibler is Federal Reserve Plaza, Boston, Massachusetts 02210; that of Messrs. Armour, Callow, and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1995, the Adviser managed over $22.4 billion in assets: over $4.9 billion in equities and over $17.5 billion in fixed-income securities (including $2.3 billion in municipal securities). The $22.4 billion in managed assets included over $5.5 billion held by open-end mutual funds managed by the Adviser (approximately 21% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 148,000 shareholders. The $5.5 billion in mutual fund assets included over $550 million in over 33,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 6,500 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1995, the Adviser employed approximately 17 research analysts and 34 account managers. The average investment-related experience of these individuals was 19 years.

     Stein Roe CounselorSM and Stein Roe Counselor PreferredSM are professional investment advisory services offered by the Adviser to Fund shareholders. Each is designed to help shareholders construct Fund investment portfolios to suit their individual needs. Based on information shareholders provide about their financial goals and objectives in response to a questionnaire, the Adviser's investment professionals create customized portfolio recommendations. Shareholders participating in Stein Roe CounselorSM are free to self direct their investments while considering the Adviser's recommendations; shareholders participating in Stein Roe Counselor PreferredSM enjoy the added benefit of having the Adviser implement portfolio recommendations automatically for a fee of 1% or less, depending on the size of their portfolios. In addition to reviewing shareholders' goals and objectives periodically and updating portfolio recommendations to reflect any changes, the Adviser provides shareholders participating in these programs with a dedicated CounselorSM representative. Other distinctive services include specially designed account statements with portfolio performance and transaction data, newsletters, and regular investment, economic, and market updates. A $50,000 minimum investment is required to participate in either program.

     Please refer to the description of the Adviser, advisory agreements, advisory fees, expense limitations, and transfer agency services under Management of the Funds and Fee Table in the Prospectus, which is incorporated herein by reference. The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them. The Portfolio is not listed because it commenced operations after the most recent period shown. The fees and expense reimbursements of the Funds and the Portfolio are described in the Prospectus.

                                        YEAR ENDED   YEAR ENDED  YEAR ENDED
FUND                   TYPE OF PAYMENT   6/30/95      6/30/94      6/30/93
---------------------- ---------------- ----------  ----------   -----------
Municipal Money Fund    Advisory fee   $  786,956   $  998,500   $1,072,504
                        Reimbursement     120,433          -0-          -0-
Intermediate Municipals Advisory fee    1,248,808    1,415,654    1,174,359
                        Reimbursement      36,038          -0-          -0-
Managed Municipals      Advisory fee    3,392,060    3,936,931    3,908,586
High-Yield Municipals   Advisory fee    1,587,995    1,846,679    2,034,606

     The Adviser provides office space and executive and other personnel to the Funds and the Portfolio and bears any sales or promotional expenses. Each Fund and the Portfolio pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     Each advisory agreement (other than the agreement relating to the Portfolio) provides that the Adviser shall reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which the shares of such Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by the Fund under that agreement for such year. The administrative agreement relating to Municipal Money Fund contains a similar provision. The administrative agreement is described in the Prospectus. Municipal Trust believes that currently the most restrictive state limit on expenses is that of California, which limit currently is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million, and 1 1/2% thereafter. In addition, in the interest of further limiting expenses, from time to time, the Funds' Adviser may voluntarily waive its management fee and/or absorb certain expenses for a Fund, as described in the Prospectus. Any such reimbursements will enhance the yield of such Fund.

     Each advisory agreement also provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Fund (or the Portfolio) for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the advisory agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under the advisory agreement.

     Any expenses that are attributable solely to the organization, operation, or business of a Fund (or the Portfolio) shall be paid solely out of that Fund's (or the Portfolio's) assets. Any expenses incurred by the Trust that are not solely attributable to a particular Fund (or the Portfolio) are apportioned in such a manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

BOOKKEEPING AND ACCOUNTING AGREEMENT

     Pursuant to a separate agreement with the Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for the Funds and the Portfolio. For these services, the Adviser receives an annual fee of $25,000 per Fund plus .0025 of 1% of average net assets over $50 million. During the fiscal year ended June 30, 1995, the Adviser received aggregate fees of $74,069 from the Trust for services performed under this agreement.

                           DISTRIBUTOR

     Shares of the Funds are distributed by Liberty Securities Corporation ("LSC") under a Distribution Agreement as described under Management of the Funds in the Prospectus, which is incorporated herein by reference. The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of Municipal Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Municipal Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all sales and promotional expenses, including payments to LSC for the sales of Fund shares. The Adviser also makes payments to other broker-dealers, banks, and institutions for the sales of Fund shares of 0.25% of the annual average value of accounts of such shares.

     As agent, LSC offers shares of the Funds to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by any Fund. LSC offers the Funds' shares only on a best-efforts basis.

                         TRANSFER AGENT


     SSI performs certain transfer agency services for Municipal Trust, as described under Management of the Funds in the Prospectus. For performing these services, SSI receives payments from Municipal Money Fund of 0.140% of average daily net assets and payments from Intermediate Municipals, Managed Municipals, and High-Yield Municipals of 0.150% of average daily net assets.
Through April 30, 1995, the schedule of fees paid to SSI by each Fund was a follows: (1) a fee of $4.00 for each new account opened; (2) monthly payments of $1.466 per open shareholder account;
(3) payments of $0.611 per closed shareholder account for each month through June of the calendar year following the year in which the account is closed; (4) $0.3025 per shareholder account for each dividend paid; and (5) $1.415 for each shareholder-initiated transaction. The Board of Trustees believes the charges by SSI are comparable to those of other companies performing similar services. (See Investment Advisory Services.) Under a separate agreement, SSI also provides certain investor accounting services to the Portfolio.


                           CUSTODIAN


     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Municipal Trust and Base Trust. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons.
The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Trusts have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.


                      INDEPENDENT AUDITORS


     The independent auditors for the Municipal Trust and Base Trust are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The independent auditors audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trusts.


                     PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of portfolio securities for each Fund and the Portfolio and options and futures contracts entered into by Intermediate Municipals, Managed Municipals, and High-Yield Municipals. Portfolio securities are purchased both in underwritings and in the over-the-counter market. The following table shows any commissions paid by the Funds on futures transactions during the past three fiscal years. The Funds did not pay commissions on any other transactions.

                              High-Yield  Managed     Intermediate
                              Municipals  Municipals  Municipals
                              ----------  ----------  ------------
Total brokerage commissions
  paid during year ended
 6/30/95                       $58,366     $58,366     $14,023
Number of futures contracts      4,200       4,200         925
Total brokerage commissions
 paid during year ended
 6/30/94                      $110,292     $38,028         -0-
Total brokerage commissions
 paid during year ended
 6/30/93                       $48,564     $29,904         -0-

     Included in the price paid to an underwriter of a portfolio security is the spread between the price paid by the underwriter to the issuer and the price paid by the purchaser. Purchases and sales of portfolio securities in the over-the-counter market usually are transacted with a broker or dealer on a net basis, without any brokerage commission being paid by a Fund or Portfolio, but do reflect the spread between the bid and asked prices. The Adviser may also transact purchases of portfolio securities directly with the issuers.

     The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction charges and other costs, is normally an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer.
Recognizing the value of these factors, a Fund or the Portfolio may pay a price in excess of that which another broker or dealer may have charged for effecting the same transaction or receive a price lower than that which another broker-dealer may have paid. Evaluations of the reasonableness of the costs of portfolio transactions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff while effecting portfolio transactions and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund or the Portfolio, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including the Funds and the Portfolio, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser
(without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions of clients
(including the Funds and the Portfolio), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of a Fund or the Portfolio is authorized, in recognition of the value of research products or services, to pay a price in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers through whom a Fund or the Portfolio effects transactions may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of such Fund or Portfolio.

     The Board of Trustees of each Trust has reviewed the legal aspects and the practicability of attempting to recapture underwriting discounts or selling concessions included in prices paid by the Funds and the Portfolio for purchases of Municipal Securities in underwritten offerings. Each Fund and the Portfolio attempts to recapture selling concessions on purchases during underwritten offerings; however, the Adviser will not be able to negotiate discounts from the fixed offering price for those issues for which there is a strong demand, and will not allow the failure to obtain a discount to prejudice its ability to purchase an issue. Each Board periodically reviews efforts to recapture concessions and whether it is in the best interests of the Funds and the Portfolio to continue to attempt to recapture underwriting discounts or selling concessions.

             ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund and the Portfolio intends to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of its net investment income and capital gains currently distributed to shareholders. Throughout this section, the term "Fund" also refers to the Portfolio.

     Each Fund intends to distribute substantially all of its income, tax-exempt and taxable, including any net realized capital gains, and thereby be relieved of any Federal income tax liability to the extent of such distributions. Each Fund intends to retain for its shareholders the tax-exempt status with respect to tax-exempt income received by the Fund. The distributions will be designated as "exempt-interest dividends," taxable ordinary income, and capital gains. The Funds may also invest in Municipal Securities the interest on which is subject to the federal alternative minimum tax. The source of exempt-interest dividends on a state-by-state basis and the federal income tax status of all distributions will be reported to shareholders annually. Such report will allocate income dividends between tax-exempt, taxable income, and alternative minimum taxable income in approximately the same proportions as that Fund's total income during the year. Accordingly, income derived from each of these sources by a Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually. The proportion of such dividends that constitutes taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held. Each Fund may, under certain circumstances, temporarily invest its assets so that less than 80% of gross income during such temporary period will be exempt from federal income taxes. (See Investment Policies above and How the Funds Invest in the Prospectus.)

     Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Because the taxable portion of each Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as "exempt-interest dividends," will qualify under the Internal Revenue Code for the dividends received deduction available to corporations.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund is not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you redeem at a loss shares of a Fund held for six months or less, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of the exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any long-term capital gain distribution with respect to those shares.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisors before purchasing shares. Such persons may find investment in the Funds unsuitable for tax reasons. Corporate investors may also wish to consult their own tax advisers before purchasing shares. In addition, certain property and casualty insurance companies, financial institutions, and United States branches of foreign corporations may be adversely affected by the tax treatment of the interest on Municipal Securities.

                     INVESTMENT PERFORMANCE

MUNICIPAL MONEY FUND

     Municipal Money Fund may quote a "Current Yield" or "Effective Yield" or both from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00. A "Tax-Equivalent Yield" is computed by dividing the portion of the "Yield" that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

     The yields are then computed as follows:

                     Net Change in Account Value            365
                     ---------------------------            ----
     Current Yield = Beginning Account Value            x    7


                  [1 + Net Change in Account Value]365/7
                  --------------------------------------
Effective Yield =     Beginning Account Value               -  1

     For example, the yields of Municipal Money Fund for the seven-day period ended June 30, 1995 were:

                    0.00067506       365
                    -----------       ---
Current Yield    =    $1.00       x    7             =  3.52%

                      [1+$0.00067506]365/7
                      ---------------------
Effective Yield    =         $1.00             -  1  =  3.58%

Tax-Equivalent Current Yield = 5.84%  (assuming 39.6% tax rate)
Tax-Equivalent Effective Yield = 5.94%  (assuming 39.6% tax rate)

     The average dollar-weighted portfolio maturity for the seven days ended June 30, 1995 was 47 days.

     In addition to fluctuations reflecting changes in net income of the Fund, resulting from changes in its proportionate share of the Portfolio's investment income and expenses, the Fund's yield also would be affected if the Fund or the Portfolio were to restrict or supplement their respective dividends in order to maintain a net asset value at $1.00 per share. (See Net Asset Value in the Prospectus.) Asset changes resulting from net purchases or net redemptions of Fund or Portfolio shares may affect yield. Accordingly, the Fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The Fund's yield is not assured and its principal is not insured; however, the Fund will attempt to maintain its net asset value per share at $1.00.

     Comparison of the Fund's yield with those of alternative investments (such as savings accounts, various types of bank deposits, and other money market funds) should be made with consideration of differences between the Fund and the alternative investments, differences in the periods and methods used in the calculation of the yields being compared, and the impact of income taxes on alternative investments.

INTERMEDIATE MUNICIPALS, MANAGED MUNICIPALS, AND HIGH-YIELD
MUNICIPALS

     Intermediate Municipals, Managed Municipals, and High-Yield Municipals may quote yield figures from time to time. The "Yield" of a Fund is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A "Tax-Equivalent Yield" is computed by dividing the portion of the Yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Yield that is not tax-exempt.

The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1)6 - 1].

    Where:  a =  dividends and interest earned during the period.
                 (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
            b  = expenses accrued for the period (net of
                 reimbursements)
            c  = the average daily number of shares outstanding
                 during the period that were entitled to receive dividends.
            d  = the net asset value of the Fund.

     For example, the Yields of the Funds for the 30-day period ended June 30, 1995 were:

                       Intermediate Municipals
                       Yield = 4.44%
                       Tax-Equivalent Yield = 7.36%
                       (assuming 39.6% tax rate)

                       Managed Municipals
                       Yield = 5.20%
                       Tax-Equivalent Yield = 8.61%
                       (assuming 39.6% tax rate)

                       High-Yield Municipals
                       Yield = 5.51%
                       Tax-Equivalent Yield = 9.12%
                       (assuming 39.6% tax rate)

ALL FUNDS

     Each Fund may quote total return figures from time to time.
A "Total Return" on a per share basis is the amount of dividends distributed per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value. A Fund may also quote tax-equivalent total return figures or other tax-equivalent measures of performance.

Average Annual Total Return is computed as follows:  ERV  =  P(1+T)n

   Where:  P  =  a hypothetical initial payment of $1,000.
           T  =  average annual total return.
           n  =  number of years.
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in a Fund, the "Total
Return," the "Total Return Percentage," and the "Average Annual
Total Return" at June 30, 1995 were:

                                     TOTAL RETURN   AVERAGE ANNUAL
FUND                   TOTAL RETURN   PERCENTAGE     TOTAL RETURN
---------------------  ------------  ------------   -------------
Municipal Money Fund
1 year                   $1,030          3.02%         3.02%
5 years                   1,158         15.76          2.97
10 years                  1,465         46.54          3.90

Intermediate Municipals
1 year                    1,066          6.59          6.59
5 years                   1,427         42.73          7.38
*Life of Fund             1,976         97.63          7.26

Managed Municipals
1 year                    1,071          7.12          7.12
5 years                   1,443         44.30          7.61
10 years                  2,412        141.23          9.21

High-Yield Municipals
1 year                    1,085          8.54          8.54
5 years                   1,402         40.19          6.99
10 years                  2,361        136.06          8.97
_____________________
*Life of Fund is from commencement of operations on 10/9/85.

     Investment performance figures assume reinvestment of all dividends and distributions, and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, a Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Barron's
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
Crain's Chicago Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Fund Action
Gourmet
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Los Angeles Times
Money
Mutual Fund Letter
Mutual Fund News Service
Mutual Fund Values (Morningstar)
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Smart Money
Smithsonian
Stanger's Investment Adviser
Time
Travel & Leisure
United Mutual Fund Selector
USA Today
U.S. News and World Report
The Wall Street Journal
Working Women
Worth
Your Money

     All of the Funds may compare their performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.

MUNICIPAL MONEY FUND

     Municipal Money Fund may compare its yield to the average yield of the following: Donoghue's Money Fund Averages [trademark]--Stockbroker and General Purpose and All Tax-Free [trademark] categories; ICD Money Market Tax Free Funds category; the Lipper General S-T Tax-Exempt Funds category; and the Lipper All Short-Term Tax-Free Categories [trademark].

     Municipal Money Fund may also compare its tax-equivalent yield to the average rate for the taxable fund category for the aforementioned services. Should these services reclassify the Fund into a different category or develop (and place the Fund into) a new category, the Fund may compare its performance, rank, or yield with those of other funds in the newly-assigned category as published by the service.

     Investors may desire to compare Municipal Money Fund's performance and features to that of various bank products. The Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution money market deposit accounts, Super N.O.W. accounts, and certificates of deposit. The rates published weekly by the BANK RATE MONITOR [copyright], a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR [copyright] National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Account minimums range upward from $2,500 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited checking, while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are subject to change at any time specified by the institution. Bank account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual funds with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value (normally, $1.00 per share) after a request is received, without charge.

INTERMEDIATE MUNICIPALS, MANAGED MUNICIPALS, AND HIGH-YIELD
MUNICIPALS

     Intermediate Municipals, Managed Municipals, and High-Yield
Municipals may compare performance to the following as indicated below:

BENCHMARK                                       FUND(S)
---------                                       -------
Lipper Intermediate (5-10 year) Municipal
  Bond Funds Average                            Intermediate Municipals
Lipper General Municipal Bond Funds Average     Managed Municipals
Lipper High-Yield Municipal Bond Funds Average  High-Yield Municipals
Lipper Municipal Bond Fund Average              Intermediate Municipals, Managed Municipals,
                                                High-Yield Municipals
ICD High-Quality Municipal Bond Funds Average   Intermediate Municipals, Managed Municipals
ICD High-Yield Municipals Bond Funds Average    High-Yield Municipals

ICD Tax-Free Fund Average                       High-Yield Municipals, Intermediate
                                                Municipals, Managed Municipals
Morningstar Municipal Bond (General) Funds
  Average                                       Managed Municipals, Intermediate Municipals
Morningstar Municipal Bond (High-Yield) Funds
  Average                                       High-Yield Municipals
Morningstar Long-Term Tax-Exempt Fund Average   High-Yield Municipals, Intermediate
                                                Municipals, Managed Municipals

     The Lipper, ICD, and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by these independent services that monitor the performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by those services or category averages and rankings provided by another independent service. Should these services reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or rank with those of other funds in the newly-assigned category (or the average of such category) as published by the service.

     In advertising and sales literature, a Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month T-bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Investors may desire to compare a Fund's performance to that of various bank products. A Fund may compare its tax-equivalent yield to the average rates of bank and thrift institution certificates of deposit. The rates published weekly by the BANK RATE MONITOR [copyright], a North Palm Beach (Florida) financial reporting service, in its BANK RATE MONITOR [copyright] National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by one hundred leading banks and thrift institutions in the top ten Consolidated Standard Metropolitan Statistical Areas. Bank account minimums range upward from $2,500 in each institution and compounding methods vary. Rates are subject to change at any time specified by the institution. A Fund's net asset value and investment return will vary. Bank account deposits may be insured; Fund accounts are not insured. Bank certificates of deposit may offer fixed or variable rates for a set term. Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Fund are redeemable at the next determined net asset value after a request is received, without charge.

     Intermediate Municipals, Managed Municipals, and High-Yield
Municipals may also compare their respective tax-equivalent yields to the average rate for the taxable fund category of the aforementioned services.

     Of course, past performance is not indicative of future
results.
                     ________________

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since
1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

               Common stocks
               Small company stock
               Long-term corporate bonds
               Long-term government bonds
               Intermediate-term government bonds
               U.S. Treasury bills
               Consumer Price Index

     A Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax-exempt investing on a hypothetical investment. Tax-exempt income, however, may be subject to state and local taxes and the federal alternative minimum tax. Marginal tax brackets are based on 1993 federal tax rates and are subject to change. "Joint Return" is based on two exemptions and "Single return" is based on one exemption. The results would differ for different numbers of exemptions.

                          TAX-EQUIVALENT YIELDS
                                                       A taxable
                                            investment must yield the following
  Taxable Income (thousands)     Marginal    to equal a tax-exempt yield of:
-----------------------------     Tax      ----------------------------------
 Joint Return    Single Return   Bracket    4%     5%     6%      7%      8%
--------------   -------------   --------  ----   ----   ----   -----   -----
  $0.0 -  36.9    $0.0 -  22.1     15%     4.71   5.88   7.06    8.24    9.41
 $36.9 -  89.2   $22.1 -  53.5     28%     5.56   6.94   8.33    9.72   11.11
 $89.2 - 140.0   $53.5 - 115.0     31%     5.80   7.25   8.70   10.14   11.59
$140.0 - 250.0  $115.0 - 250.0     36%     6.25   7.81   9.38   10.94   12.50
$250.0+         $250.0+          39.6%     6.62   8.28   9.93   11.59   13.25

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share.

     Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.

     From time to time, a Fund may offer in its advertising and sales literature to send an investment strategy guide, a tax guide, or other supplemental information to investors and shareholders. It may also mention the Stein Roe Counselor [service mark] and the Stein Roe Counselor Preferred [service mark] programs and asset allocation and other investment strategies.

     ADDITIONAL INFORMATION ON NET ASSET VALUE--MUNICIPAL MONEY
                    FUND AND THE PORTFOLIO

     Please refer to Net Asset Value in the Prospectus, which is incorporated herein by reference. The Portfolio values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Board of Trustees.

     In connection with the Portfolio's use of amortized cost and the maintenance of its per share net asset value of $1.00, Base Trust has agreed, with respect to the Portfolio: (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining relative stability of principal and not in excess of 90 days; (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months (for this purpose the Portfolio considers that an instrument has a maturity of thirteen months or less if it is a "short-term" obligation as defined in the Glossary); and (iii) to limit its purchase of portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines present minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board.

     The Portfolio has also agreed to establish procedures reasonably designed to stabilize its price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from reputable sources for the instruments, values obtained from the Adviser's matrix, or values obtained from an independent pricing service. Any such service might value the Portfolio's investments based on methods which include consideration of: yields or prices of Municipal Securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system, or both to determine valuations.

     In connection with the Portfolio's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the Portfolio might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees of Base Trust as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Actions which the Board might take include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; increasing, reducing, or suspending dividends or distributions from capital or capital gains; or redeeming shares in kind. The Board might also establish a net asset value per share by using market values, as a result of which the net asset value might deviate from $1.00 per share.

                             GLOSSARY

IN-THE-MONEY. A call option on a futures contract is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option on a futures contract is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

ISSUER.  For purposes of diversification under the Investment
Company Act of 1940, identification of the issuer (or issuers) of a Municipal Security depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, if the obligation is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. In addition, if the bond is backed by the full faith and credit of the U.S.
Government, agencies or instrumentalities of the U.S. Government or U.S. Government Securities, the U.S. Government or the appropriate agency or instrumentality would be deemed to be the sole issuer, and would not be subject to the 5% limitation applicable to investments in a single issuer as described under Restrictions on the Funds' Investments in the Prospectus and restriction number (i) under Investment Restrictions. If, in any case, the creating municipal government or another entity guarantees an obligation or issues a letter of credit to secure the obligation, the guarantee (or letter of credit) would be considered a separate security issued by such government or entity and would be separately valued and included in the issuer limitation. In the case of Municipal Money Fund, the Portfolio and Intermediate Municipals, guarantees and letters of credit described in this paragraph from banks whose credit is acceptable to these Funds are not restricted in amount by the restriction against investing more than 25% of their total assets in securities of non-governmental issuers whose principal business activities are in the same industry.

MAJORITY OF THE OUTSTANDING VOTING SECURITIES. As used in the Prospectus and this Statement of Additional Information, this term means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

MUNICIPAL SECURITIES. Municipal Securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular federal income tax.

     The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved. Municipal Securities may bear either fixed or variable rates of interest. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments.

     Within the principal classifications of Municipal Securities, there are various types of instruments, including municipal bonds, municipal notes, municipal leases, custodial receipts, and participation certificates. Municipal notes include tax, revenue, and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal lease securities, and participation certificates therein, evidence certain types of interests in lease or installment purchases contract obligations of a municipal authority or other entity. Custodial receipts represent ownership in future interest or principal payments (or both) on certain Municipal Securities and are underwritten by securities dealers or banks. Some Municipal Securities may not be backed by the faith, credit, and taxing power of the issuer and may involve "non-appropriation" clauses which provide that the municipal authority is not obligated to make lease or other contractual payments, unless specific annual appropriations are made by the municipality. Each Fund may invest more than 5% of its net assets in municipal bonds and notes, but does not expect to invest more than 5% of its net assets in the other Municipal Securities described in this paragraph.

     Some Municipal Securities are backed by (i) the full faith and credit of the U.S. Government, (ii) agencies or instrumentalities of the U.S. Government, or (iii) U.S. Government Securities.

REPURCHASE AGREEMENT. A repurchase agreement involves the sale of securities to the Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including:
(a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price.

SHORT-TERM. This term, as used with respect to Municipal Money Fund and the Portfolio, refers to an obligation of one of the following types, measured from the date of an investment by the Fund in the obligation (regardless of the duration of the obligation from the date of original issuance):

1. An obligation of the issuer to pay the entire principal and accrued interest in no more than thirteen months;

2. An obligation (regardless of the duration before its maturity) issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, bearing a variable rate of interest providing for automatic establishment, no less frequently than annually, of a new rate or successive new rates of interest by a formula, that can reasonably be expected to have a market value approximating its principal amount (a) whenever a new interest rate is established, in the case of an obligation having a variable rate of interest, or (b) at any time, in the case of an obligation having a "floating rate of interest" that changes concurrently with any change in an identified market interest rate to which it is pegged;

3. Any other obligation (regardless of the duration before its maturity) that: (a) has a demand feature entitling the holder to receive from an issuer the entire principal [or, under the circumstances described under Investment Policies--Municipal Money Fund above, the issuer of a guarantee or a letter of credit with respect to a participation interest in the obligation (acquired from such issuer)], (i) at any time upon no more than thirty days' notice or (ii) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice, (b)(i) has a variable rate of interest that changes on set dates or (ii) has a floating rate of interest
(as defined in 2 above), and (c) can reasonably be expected to have a market value approximating its principal amount (i) whenever a new rate of interest is established, in the case of an obligation having a variable rate of interest, or (ii) at any time, in the case of an obligation having a floating rate of interest; provided that, with respect to each such obligation that is not rated eligible quality by Moody's or S&P, the Board of Trustees has determined that the obligation is of eligible quality; or

4. A repurchase agreement that is to be fully performed (or that the Fund may require be performed) in not more than thirteen months (regardless of the maturity of the obligation to which the repurchase agreement relates).

VARIABLE RATE DEMAND SECURITY. This type of security is a Variable Rate Security (as defined in the Prospectus under Municipal Securities) which has a demand feature entitling the purchaser to resell the security to the issuer of the demand feature at an amount approximately equal to amortized cost or the principal amount thereof, which may be more or less than the price the Fund paid for it. The interest rate on a Variable Rate Demand Security also varies either according to some objective standard, such as an index of short-term tax-exempt rates, or according to rates set by or on behalf of the issuer.

            APPENDIX--RATINGS OF MUNICIPAL SECURITIES

RATINGS IN GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Municipal Securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Adviser, through independent analysis, attempts to discern variations in credit ratings of the published services, and to anticipate changes in credit ratings. The following is a description of the characteristics of certain ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

RATINGS BY MOODY'S

MUNICIPAL BONDS:

     AAA. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE:  Those bonds in the Aa, A, Baa, Ba, and B groups which
Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

     MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

     Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

     VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1      Highest Quality
          Prime-2      Higher Quality
          Prime-3      High Quality

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

     The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of its Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

RATINGS BY S&P:

MUNICIPAL BONDS:

     AAA. Bonds rated AAA have the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher-rated categories.

     BB, B, CCC, CC, AND C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C1. The rating C1 is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating also is issued upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     NOTE: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major ratings categories.

     PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

     SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

     - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

     S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

     The description of the applicable rating symbols and their meanings is substantially the same as its Municipal Bond ratings set forth above.